--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our view of the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the graphs and tables on pages 8-14 of this report to shareholders.

THE ENVIRONMENT

As 1995 drew to a close, the pace of US economic activity apparently slowed. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

BALANCED PORTFOLIO

The maintenance of a significant commitment in US Government obligations with a duration in excess of six years during most of 1995 was a positive contributor to overall portfolio return. On the other hand, we maintained our US equity position at a level well below the maximum allowable 50%, as outlined in the Portfolio's prospectus, for most of the year. Given the exceptionally attractive returns on US stocks, the lower level of equity participation and the Portfolio's cash position provided a negative influence on overall Portfolio performance.

As of December 31, 1995, the asset allocation for Balanced Portfolio was: US bonds, 45% of net assets; US stocks, 34%; and cash reserves, 21%. The US bond position was unchanged at year-end relative to its position during most of 1995. The maintenance of an average duration in excess of six years reflected an optimistic assessment of prospects for US bonds during 1995. We believe that the bond market rally, which commenced late in 1994, could be extended in 1996. Even if the Federal Reserve Board undertakes a further easing of monetary policy, US economic growth is unlikely to accelerate dramatically. In such an environment, US inflation is likely to remain at historically low levels.

We increased the Portfolio's cash reserve position and reduced its equity weighting during the last two months of 1995. This reduction of equity representation reflected a restructuring of holdings and a cautious view of the US equity market following the strong gains during much of 1995. The Portfolio currently has a significant weighting in areas which are expected to do well in a sluggish economic environment, including consumer staples, credit-sensitive and energy holdings. However, a possible further easing of monetary policy led us to maintain holdings in "early cycle" equities in the consumer cyclical and basic industry sectors. We also maintain representation in capital spending through selected technology equities which appear reasonably valued, as well as the aerospace industry. Our current intention is to recommit the cash to US equities in the months ahead as opportunities present themselves.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Continued)
--------------------------------------------------------------------------------

CAPITAL STOCK PORTFOLIO

The maintenance of a significant cash position during much of 1995 was a major contributor to holding down the return of the Portfolio, given the large differential between the returns on money market instruments and US equities during the year. Similarly, foreign equities as a group provided returns which were significantly less than those of US equities in 1995. In the US equity sector, strong gains from selected technology, healthcare and financial services stocks were positive contributors to overall performance.

As of December 31, 1995, Capital Stock Portfolio's asset allocation was: US equities, 43% of net assets; foreign equities, 12%; and cash reserves, 45%. We significantly increased the cash reserve portion of the Portfolio during the last two months of 1995. This increase reflected a restructuring of the Portfolio as well as a cautious view of the US equity market following the strong gains during much of 1995. In restructuring the Portfolio, we reduced the weighting in technology-related equities. Positions were limited to those which appeared to lack the valuation excesses of the group as a whole. In the capital spending group, we also maintained commitments in the aerospace industry. In an environment of sluggish economic growth, we retained significant positions in the consumer staples area, most notably through investments in healthcare equities, as well as credit-sensitive and energy-related companies.

We expect the Federal Reserve Board to react to a sluggish US economy by undertaking additional monetary easing in the coming months. On this basis, we feel it is appropriate to retain commitments in "early cycle" equities which could appreciate in the expectation that lower short-term interest rates will lead to somewhat stronger economic activity. Equities which have this potential include consumer cyclical and basic industry investments. On balance, we are comfortable with the large cash position over the near term. Our intention is to recommit the cash to equities in the months ahead as opportunities present themselves. In addition to expanding the position in US equities, we are looking for opportunities in selected foreign equities which offer superior potential to that of the US equity market as a whole.

GLOBAL STRATEGY PORTFOLIO

The primary positive contributor to the overall Portfolio return was the US equity sector, since the US stock market was among the highest-returning equity markets in 1995. With the exception of Switzerland, the returns of other equity markets represented in the Portfolio lagged those of the United States. Although attractive on a historic basis, returns on the Portfolio's US and foreign bonds were below that of US equities. The Portfolio's large cash position was also a major factor in holding down returns during 1995.

As of December 31, 1995, Global Strategy Portfolio's asset allocation was: foreign equities, 22%; US equities, 17%; US bonds, 19%; foreign bonds, 5%; and cash reserves, 37%. The positions in Deutschemark- and lira-denominated bonds were liquidated in late 1995, leaving foreign bond positions in the United Kingdom and Canada. On the other hand, we maintained our position in US bonds. In our opinion, the potential exists for a further interest rate decline in the United States during 1996, reflecting a historically low rate of inflation.

The cash reserve position as of December 31, 1995 reflects a significant increase during the last two months of 1995 and resulted from the reduction of foreign equity positions. Evidence of slowing economic growth in Europe and the emerging economies, particularly those of Asia, resulted in a less-optimistic assessment of prospects for these markets. Our remaining positions in these markets reflect a highly selective approach. We retained a significant commitment to Japanese equities, since we believed that an improving economic and financial background could lead to favorable relative performance for the Japanese stock market in the coming months. We reduced our commitment in US equities in response to our cautious outlook. In the remaining US equity holdings, we retained significant commitments in areas which we expected to perform well in a sluggish economic environment, including consumer staples, financial services and energy. Our current intention is to recommit the cash primarily to US and foreign equities as opportunities present themselves in coming months.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Continued)
--------------------------------------------------------------------------------

GROWTH STOCK PORTFOLIO

For the 12 months ended December 31, 1995, the total return of Growth Stock Portfolio was +35.35% compared to total returns of the unmanaged Lipper Variable Insurance Growth Funds Average of +32.47% and +37.54% for the Standard & Poor's 500 Index (S&P 500). The best stock price performance in Growth Stock Portfolio was achieved in the pharmaceuticals, information processing and beverages industry sectors in 1995. The most significant factor to account for the underperformance relative to the S&P 500 was the significant underweighting of the financial services sector in the Portfolio during the last three calendar quarters of 1995. The financial services sector, in particular bank issues, significantly outperformed every other sector of the S&P 500 in 1995. We had reduced significantly the Portfolio's weighting in the financial services sector in the first quarter of 1995 in response to our concerns about the potential rise in consumer credit losses as the US economy slowed and household debt burdens rose. Consumer loan delinquencies are approaching record rates as debt service ratios have risen substantially. The stock valuation ratios of banks have risen to the high end of their historic relative valuation ranges.

The majority of Growth Stock Portfolio's investments continue to be in large capitalization global growth companies in the consumer nondurable goods and services sectors of the S&P 500. The two most significant industry weightings, pharmaceuticals and beverages, represented 23% of year-end 1995 net assets. The ten largest industry positions totaled 56% of year-end 1995 net assets.

Consumer debt leverage is likely to restrain the rate of growth of spending in 1996 on motor vehicles, housing and household durable goods relative to nondurables and services. We anticipate that the most rapid rates of growth in consumer spending will be in the areas of healthcare, technology products and services such as multimedia computer systems and entertainment.

The Portfolio's investment objective is to produce long-term capital growth by concentrating in a diversified group of growth companies, which we have identified as having the potential to produce above-average rates of growth in earnings and relatively superior returns on investment. Long-term growth in earnings may be derived from unique products or services, market share gains in consolidating industries, and global market expansion and/or restructuring.

Growth Stock Portfolio had 7.5% of net assets at year-end 1995 in short-term cash equivalents. We plan to continue with a relatively modest cash reserve in a range of 5%-10% of net assets.

HIGH YIELD PORTFOLIO

For the fiscal year ended December 31, 1995, the total return of the Portfolio was +17.12%, while the total return for the unmanaged Merrill Lynch High Yield Master Index was +19.91%. Over the past year, the Portfolio's high exposure to the communications/media sector made a positive contribution to total return, while the Portfolio's investments in specialty retail, restaurant and consumer durable industries negatively impacted the Portfolio's performance.

The high-yield bond rally of 1995 was largely in response to interest rate declines and was supported by economic growth during the first half of the year, resulting in many credits producing healthy year-over-year operating comparisons. The air transportation industry (Delta Air Lines Inc., United Air Lines Inc., USAir Inc.) outperformed all other high-yield industry groups with a return of +33.8%. Other above-average performers included: homebuilders, +28.2%; cable TV, +26%; telecommunications, +24.7%; electric utilities, +23%; and broadcasting, +22%. The weak relative performers were: retailers, -0.7%; restaurants, +7.2%; and consumer durables, +10.81%. Companies in these industries struggled with weak earnings and a number of defaults. Because of its greater sensitivity to overall interest rates, the higher-quality BB-rated sector of the high-yield market outperformed securities rated B or lower.

In addition to benefiting from falling interest rates, the high-yield market was supported by strong cash inflows ($8.4 billion). New-issue volume stood at $47 billion, the second-highest ever recorded. Approximately 70% of total offerings ranked senior or senior secured. Credit quality held steady. Default

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Continued)
--------------------------------------------------------------------------------

rates rose from 1.4% in 1994 to 2.8% in 1995. The average annual default rate since 1978 has been 3.1%; 1995 represents normalization after two years of strikingly low rates, in our opinion.

The best-performing industries in the Portfolio were transportation and communications. Cyclical weakness dampened prices of steel, restaurant and specialty retail holdings. Strong performance in our gaming holdings was more than offset by the surprise Chapter 11 filing of Harrah's Jazz Company. We are pursuing recovery vigorously. We have attempted to stay fully invested in order to seek to reap the benefits of expected rising bond prices.

While maintaining approximately a market weighting in terms of credit quality sector representation, we have increased our investments in consumer products, energy and conglomerates. Industry groups that we have overweighted because of above-average value included broadcasting, publishing and communications, which accounted for 14.7% of net assets. This broad category includes broadcast and cable television operations in the United States and Great Britain, paging services, as well as two telephone companies in Argentina. These relatively young industries are building and expanding the underlying infrastructure of their businesses. They also have the potential to post above-average growth for several years to come, and few have any liquidity concerns until after 1997 because of deferred pay debt structures. The rise in the number of these developmental companies has increased the technological risks facing the market, however. Other major industries included: conglomerates, 10% of net assets; energy, 8%; and consumer products, 7%. The Portfolio's average life stood at 7 years, 2 months by December 31, 1995.

At year-end 1995, the Portfolio was structured in a way that we believe will enhance returns over the new year. As modest economic growth and relatively stable interest rates seem the most likely environment, at least over the next six months, corporate profits may become the determining factor for high-yield bond prices. Therefore, industry and company selection seem likely to dominate investment performance to an even greater degree than in 1995.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the pace of 1994. The data released during the year reinforced the perception that the economy has achieved a soft landing, which is to say that the rapid growth in the fourth quarter of 1994 was slowed without a corresponding increase in inflationary pressures. Yields dropped through the first six months of the year and then began to rise slightly in July, with the expectation that lower interest rates would begin to become overly stimulative to the economy. However, inflation has remained contained with the absence of any significant price pressures. The Federal Reserve Board began to ease short-term interest rates in July and cut them again in December. Real wage growth, the key factor that determines the economy's core rate of inflation, has been particularly subdued.

During the periods when the bond market rallied, from January through June, we extended the Portfolio's average maturity from 6.42 years to 7.22 years, which enabled us to capture the comparatively larger price increases which occurred in the longer end of the yield curve. We shortened the Portfolio's average maturity to 6.94 years in July, where it remained for the balance of the year. We increased the percentage of Treasury securities from 47% of net assets to 57%, as we traded out of the Government agency issues because of the narrow yield spread between the two sectors.

LONG TERM CORPORATE BOND PORTFOLIO

The bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the pace of 1994. The data released during the year reinforced the perception that the economy has achieved a soft landing, which is to say that the rapid growth in the fourth quarter of 1994 was slowed without a corresponding increase in inflationary pressures. Yields dropped through the first six months of the year and then began to rise slightly in July with the

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Continued)
--------------------------------------------------------------------------------

expectation that lower interest rates would begin to become overly stimulative to the economy. However, inflation has remained contained with the absence of any significant price pressures. The Federal Reserve Board began to ease short-term interest rates in July and cut them again in December. Real wage growth, the key factor that determines the economy's core rate of inflation, has been particularly subdued.

During the periods when the bond market rallied from January through June, we extended the Portfolio's average maturity from 9.9 years to 11.8 years, which enabled us to capture the comparatively larger price increases which occurred in the longer end of the yield curve. We shortened the average portfolio maturity to 11.2 years in July, where it remained for the balance of the year. We reduced the percentage of Treasury securities from 17% of net assets to 12% as we traded into corporate issues to improve the total return. During the summer, when the market sold off, we built up our cash position, which protected us from the adverse effects of lower bond prices. We invested in industrial issues which did well and avoided those utilities which performed poorly.

MONEY RESERVE PORTFOLIO

For the six-month period ended December 31, 1995, the Money Reserve Portfolio's net annualized yield was 5.69%*. The Portfolio's 7-day yield as of December 31, 1995 was 5.45% (excluding gains and losses) and 5.71% (including gains and losses). The average portfolio maturity was 79 days at December 31, 1995 compared to 75 days at June 30, 1995.

The Portfolio's composition at the end of December and as of our last report is detailed below:

                                           ISSUE                                                12/31/95     6/30/95
-------------------------------------------------------------------------------------------------------------------
Certificates of Deposit -- European.........................................................        1.1%        2.3%
Certificates of Deposit -- Yankee...........................................................         --         1.1
Commercial Paper............................................................................       40.9        42.0
Corporate Notes.............................................................................        7.7         3.8
Master Notes................................................................................        3.7         3.1
Medium-Term Notes...........................................................................        4.4         0.9
Repurchase Agreements.......................................................................         --         1.0
US Government Agency & Instrumentality Obligations -- Discount..............................        3.2         7.3
US Government Agency & Instrumentality Obligations -- Non-Discount..........................       40.1        38.0
Other Assets Less Liabilities...............................................................       (1.1)        0.5
                                                                                                  -----       -----
Total.......................................................................................      100.0%      100.0%
                                                                                                  =====       =====

MULTIPLE STRATEGY PORTFOLIO

The US equity sector, particularly the commitments in selected technology, financial services and healthcare stocks, was a positive contributor to overall performance while most foreign equities provided returns that were significantly below those of the US market. US and foreign bonds also provided returns below US equities. However, the major factor in holding down the overall return was the cash position, given the large differential between the returns on US money market instruments and the US stock market during 1995.

As of December 31, 1995, the asset allocation of Multiple Strategy Portfolio was: US equities, 27%; foreign equities, 6%; dollar-denominated government and corporate bonds, 14%; and cash reserves, 53%. In the bond sector, we liquidated commitments in Deutschemark- and lira-denominated bonds as well as commitments in Danish kroner bonds established in prior months. These sales reflected our belief that a rally in the US dollar versus these currencies could offset any yield pick-up over dollar-

---------------
* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Continued)
--------------------------------------------------------------------------------

denominated bonds. On the other hand, we did not significantly change the US bond commitment. We expect the decline in intermediate-term and longer-term US interest rates, which commenced in late 1994, to continue during 1996.

We significantly increased the cash reserve position of the Portfolio during the last two months of 1995, reflecting a restructuring and reduction of the commitments in US and foreign equities. We became increasingly cautious toward the US equity market following the strong gains during much of 1995. In the remaining US equity holdings, we retained commitments in the consumer staples area as well as credit-sensitive and energy areas, which we expect to do well in an environment of sluggish economic growth. In the expectation of additional monetary easing by the Federal Reserve Board, we retained commitments in "early cycle" equities in the consumer cyclical and basic industry sectors. We reduced our position in technology equities and maintained representation in the aerospace industry. On balance, we are not uncomfortable with the large cash position over the near term. Our intention is to recommit the cash primarily to US and foreign equities in the months ahead as opportunities present themselves.

NATURAL RESOURCES PORTFOLIO

The environment for investments in the natural resource sector was mixed during the 12-month period ended December 31, 1995. Returns from resource-related stocks generally lagged the returns of the broad stock market averages during the period, primarily in response to concerns about future economic growth prospects worldwide. In the United States, economic growth remained strong through the third quarter of 1995. However, recent signs of weakness in the manufacturing sector, and an increase in inventory levels in some cyclical industries, have led some investors to conclude that the United States is in the late stages of the economic cycle, increasing the risk of an economic slowdown in the near future. In many European economies, growth has been solid but below expectations, and thus disappointing to many analysts and investors. This has resulted in a number of downgrades to economic growth estimates for 1996. The uncertainty about future economic growth, particularly in the industrialized countries, shifted investor focus away from the commodity cyclical industries. Investors feared that any slowdown in economic activity could significantly reduce the demand for many basic materials, and have a negative impact on the earnings prospects for companies involved in these industries. Commodity prices were also mixed during the period. Energy prices, including oil and natural gas, were flat to slightly higher over the period. Conversely, industrial commodity prices, including steels, papers, chemicals and base metals, generally weakened as the year progressed, as lower demand led to increased inventories.

Portfolio returns were enhanced by our large exposure to energy-related stocks, which benefited from improved underlying commodity prices. Cold weather in the United States, combined with historically low storage levels and a decline in natural gas drilling over the past year, pushed natural gas prices sharply higher in the fourth quarter of 1995. Oil prices staged a strong rebound as investors were relieved that the Organization of Petroleum Exporting Countries decided at its November meeting to maintain its current production quotas instead of raising production ceilings in a battle for market share. Portfolio returns also benefited from our exposure to the base metals industry. Tightening supply/demand fundamentals and attractive valuations attracted investor interest in this sector. Portfolio returns were generally hurt by our overweighted position in the paper and forest products sector. Share prices of paper companies fell sharply in the second half of the year, as rising inventories in many paper grades led to underlying commodity price weakness.

During the year, there was little change in our investment strategy. We continued to increase the Portfolio's exposure to the base metals sector, where we believe significant structural changes are occurring, particularly in terms of the outlook for demand. These secular changes should help keep consumption growth of base metals above the growth rates experienced over the past two decades, and could have the effect of extending the current cycle for metals demand. In addition, we added to our exposure in the gold sector where the fundamentals of the gold market are improving as physical demand continues to exceed new mine supply. We also maintained a large position in the energy sector, including both integrated oil companies and natural gas-oriented exploration and production companies.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

Despite recent skepticism in the global equity markets toward natural resource-related stocks, we remain positive on the outlook for investing in this sector. We continue to expect global economic growth to improve, led by robust growth in the developing Asian economies and the trend toward lower interest rates in Europe and Japan. This should help keep the demand for basic resources strong, and should have positive implications for the earnings of many resource-related companies. Conversely, if economic activity slows, governments may begin to adopt stimulative policies which could potentially trigger new inflationary pressures.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

[SIG]

Terry K. Glenn
President

February 15, 1996

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                       YEAR        FIVE YEARS      TEN YEARS         SINCE
                                                      ENDED          ENDED           ENDED         INCEPTION
                                                     12/31/95       12/31/95       12/31/95       TO 12/31/95
------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                    +21.59%        +11.41%             --         + 11.02%  +
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               +20.73%        +12.13%        + 12.06%             --
------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             +10.44%        +10.22%             --         +  9.61%  ++
------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                +35.35%        +15.51%        + 10.53%             --
------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  +17.12%        +17.67%             --         + 11.23%  +++
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                +18.87%        + 9.26%        +  8.93%             --
------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    +20.66%        +10.34%        +  9.65%             --
------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           +17.55%        +11.35%        + 11.30%             --
------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           +12.22%        + 5.43%             --         +  0.03%  ++++
------------------------------------------------------------------------------------------------------------------

   + Balanced Portfolio commenced operations on 5/2/88.
  ++ Global Strategy Portfolio commenced operations on 7/1/87.
 +++ High Yield Portfolio commenced operations on 5/1/86.
++++ Natural Resources Portfolio commenced operations on 7/1/87.
--------------------------------------------------------------------------------

                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
                      FOR VARIABLE LIFE INSURANCE POLICIES
                     (EXCEPT FOR ESTATE INVESTOR I AND II)
--------------------------------------------------------------------------------

                                                       YEAR        FIVE YEARS      TEN YEARS         SINCE
                                                      ENDED          ENDED           ENDED         INCEPTION
                                                     12/31/95       12/31/95       12/31/95       TO 12/31/95
------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                    +11.50%        + 9.04%             --         +  9.18%  +
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               +10.64%        + 9.80%        + 10.40%             --
------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             + 0.45%        + 7.83%             --         +  7.82%  ++
------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                +25.13%        +13.26%        +  8.54%             --
------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  + 7.07%        +15.50%             --         +  9.56%  +++
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                + 8.80%        + 6.82%        +  7.28%             --
------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    +10.58%        + 7.93%        +  8.02%             --
------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           + 7.49%        + 9.00%        +  9.69%             --
------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           + 2.21%        + 2.91%             --           -2.27%  ++++
------------------------------------------------------------------------------------------------------------------

   * Returns assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect separate account mortality and expense risk charge at an annual rate of 0.90% and a deferred contract load of 9%. They do not reflect quarterly cost of insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and rating class of the insured, and by each contract's net amount at risk. Some contract owners have lower mortality and expense risk charges and/or lower deferred contract loads than those reflected above. Average annual rates of return for those contract owners would, therefore, be higher than the returns shown above. Some contract owners pay administrative fees that could have the effect of reducing the returns shown above. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.
   + The Balanced Portfolio commenced operations on 5/2/88.
  ++ The Global Strategy Portfolio commenced operations on 7/1/87.
 +++ The High Yield Portfolio commenced operations on 5/1/86.
++++ The Natural Resources Portfolio commenced operations on 7/1/87.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1995
--------------------------------------------------------------------------------

                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
                          FOR ESTATE INVESTOR I AND II
--------------------------------------------------------------------------------

                                                      YEAR        FIVE YEARS      TEN YEARS         SINCE
                                                     ENDED          ENDED           ENDED         INCEPTION
                                                    12/31/95       12/31/95       12/31/95       TO 12/31/95
------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   +20.50%        +10.41%             --          +10.11%   +
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                              +19.64%        +11.12%        + 10.99%             --
------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                            + 9.45%        + 9.23%             --          + 8.64%   ++
------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                               +34.13%        +14.47%        +  9.22%             --
------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                 +16.07%        +16.61%             --          +10.26%   +++
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO               +17.80%        + 8.27%        +  7.96%             --
------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                   +19.58%        + 9.34%        +  8.68%             --
------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                          +16.49%        +10.34%        + 10.29%             --
------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                          +11.21%        + 4.48%             --         -  8.70%   ++++
------------------------------------------------------------------------------------------------------------------

   * Returns assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect the separate account mortality and expense risks charge at an annual rate of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which varies by age, sex and underwriting class of the insured and the contract's net amount at risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

     When contract loading is reflected, the returns for One Year, Five Years, Ten Years, and Since Inception, respectively, would be: Balanced Portfolio, -39.75%, -3.88%, (N/A), 0.52%; Capital Stock Portfolio, -40.18%, -3.26%,
     3.55%, (N/A); Global Strategy, -45.27%, -4.91%, (N/A), 0.13%; Growth Stock
     Portfolio, -32.93%, -0.35%, 1.91%, (N/A); High Yield Portfolio, -41.96%,
     1.51%, (N/A), 2.63%; Intermediate Government Bond Portfolio, -41.10%, -5.74%, 0.73%, (N/A); Long Term Corporate Bond Portfolio, -40.21%, -4.81%,
     1.40%, (N/A); Multiple Strategy Portfolio, -41.75%, -3.94%, 2.90%, (N/A);
     Natural Resources Portfolio, -44.39%, -9.05%, (N/A), -8.63%.
   + The Balanced Portfolio commenced operations on 5/2/88.
  ++ The Global Strategy Portfolio commenced operations on 7/1/87.
 +++ The High Yield Portfolio commenced operations on 5/1/86.
++++ The Natural Resources Portfolio commenced operations on 7/1/87.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

      MEASUREMENT PERIOD                BALANCED        S&P 500         WEIGHTED
    (FISCAL YEAR COVERED)              PORTFOLIO*+      INDEX++         INDEX+++
5/02/88**                                10000           10000           10000
12/88                                    10590           10882           10615
12/89                                    12788           14331           12554
12/90                                    12988           13876           13129
12/91                                    15710           18102           15436
12/92                                    16757           19481           16426
12/93                                    19155           21446           17758
12/94                                    18335           21726           17889
12/95                                    22293           29881           21619

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of Operations.
  + Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the Three-Month
    US Treasury Bill Index, the Merrill Lynch B0A0 Bond Index, and the Standard & Poor's 500 Index, is comprised of US Treasury Bills maturing in up to 3 months, investment-grade bonds, and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO

      MEASUREMENT PERIOD            CAPITAL STOCK       S&P 500
    (FISCAL YEAR COVERED)            PORTFOLIO*+        INDEX++
12/85                                    10000           10000
12/86                                    12193           11875
12/87                                    11871           12497
12/88                                    13450           14607
12/89                                    17512           19236
12/90                                    17619           18626
12/91                                    22737           24297
12/92                                    23299           26149
12/93                                    27263           28787
12/94                                    25868           29162
12/95                                    31230           40109

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Capital Stock Portfolio generally invests in equity securities which are considered to be of good or improving quality or which are thought to be undervalued based on criteria such as historical price/book value ratios and price/earnings ratios.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO

                                    GLOBAL
      MEASUREMENT PERIOD           STRATEGY        M.S.C.I.        WEIGHTED
    (FISCAL YEAR COVERED)         PORTFOLIO*+   WORLD INDEX++      INDEX+++
7/01/87**                            10000           10000           10000
12/87                                 9550            8957           10589
12/88                                10744           11043           11568
12/89                                12652           12877           12667
12/90                                13412           10686           13395
12/91                                15760           12640           15294
12/92                                16233           11980           15357
12/93                                20085           14676           17394
12/94                                19759           15420           18551
12/95                                21822           18615           21644

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of Operations.
  + Global Strategy Portfolio invests primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East.
 ++ This unmanaged market capitalization-weighted index, calculated by Morgan
    Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged index, which is an equally weighted blend of the M.S.C.I.
    World Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, and government bonds and money market securities in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO

      MEASUREMENT PERIOD         GROWTH STOCK
    (FISCAL YEAR COVERED)         PORTFOLIO*+     S&P 500 INDEX++
12/85                                10000             10000
12/86                                11831             11875
12/87                                10942             12497
12/88                                12269             14607
12/89                                15115             19236
12/90                                13240             18626
12/91                                19238             24297
12/92                                19893             26149
12/93                                21610             28787
12/94                                20113             29162
12/95                                27222             40109

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Growth Stock Portfolio invests in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

                                                 FIRST BOSTON
      MEASUREMENT PERIOD          HIGH YIELD      HIGH YIELD
    (FISCAL YEAR COVERED)         PORTFOLIO*+       INDEX++
5/01/86**                            10000           10000
12/86                                10810           10133
12/87                                11316           10796
12/88                                12960           12269
12/89                                13619           12316
12/90                                12417           11530
12/91                                17106           16575
12/92                                20636           19336
12/93                                24374           22992
12/94                                23915           22769
12/95                                28009           26726

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of Operations.
 + High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality.
++ This unmanaged market-weighted index of high-yield debt securities is comprised of 423 securities rated BBB or lower.

Past performance is not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 INTERMEDIATE
                                  GOVERNMENT
      MEASUREMENT PERIOD          BOND PORT-     MERRILL LYNCH
    (FISCAL YEAR COVERED)           FOLIO*+       G402 INDEX++
12/85                                10000           10000
12/86                                11381           11863
12/87                                11551           11775
12/88                                12216           12627
12/89                                13860           14673
12/90                                15105           15888
12/91                                17457           18670
12/92                                18683           20115
12/93                                20777           22680
12/94                                19783           21401
12/95                                23516           26325

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Intermediate Government Bond Portfolio invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
++ This unmanaged index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7 years-10 years.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO

                                   LONG TERM
                                   CORPORATE
      MEASUREMENT PERIOD          BOND PORT-     MERRILL LYNCH
    (FISCAL YEAR COVERED)           FOLIO*+       C0A0 INDEX++
12/85                                10000           10000
12/86                                11558           11630
12/87                                11558           11844
12/88                                12506           13000
12/89                                14251           14836
12/90                                15388           15929
12/91                                17982           18834
12/92                                19429           20552
12/93                                21956           23107
12/94                                20826           22335
12/95                                25131           27146

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Long Term Corporate Bond Portfolio invests at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's (AAA, AA or A) or Moody's Investors Service (Aaa, Aa or A).
++ This unmanaged index is comprised of all corporate bonds rated BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO

                                   MULTIPLE
      MEASUREMENT PERIOD           STRATEGY                          WEIGHTED
    (FISCAL YEAR COVERED)         PORTFOLIO*+     S&P 500 INDEX++    INDEX+++
12/85                                10000             10000           10000
12/86                                12060             11875           11720
12/87                                12010             12497           12150
12/88                                13391             14607           13645
12/89                                16245             19236           16772
12/90                                17042             18626           17218
12/91                                21467             24297           21209
12/92                                22401             26149           22832
12/93                                26133             28787           25247
12/94                                24812             29162           25825
12/95                                29167             40109           33126

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  + Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, intermediate- and long-term debt and money market securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the S&P 500
    Index and the Merrill Lynch B0A0 Index, is comprised of common stocks as well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO


                                    NATURAL                                        LIPPER NATURAL
      MEASUREMENT PERIOD           RESOURCES       S&P INDUS-       CONSUMER          RESOURCES
    (FISCAL YEAR COVERED)         PORTFOLIO*+    TRIALS INDEX++   PRICE INDEX+++     AVERAGE+++
7/01/87**                            10000            10000           10000            10000
12/87                                 7460             8208           10170             7935
12/88                                 6552             9524           10617             8703
12/89                                 8206            12323           11053            11603
12/90                                 7698            12209           11727            10689
12/91                                 7827            15977           12091            10957
12/92                                 7933            16902           12477            11244
12/93                                 8857            18438           12789            13843
12/94                                 8935            19139           13130            13384
12/95                                10027            25767           13558            15901

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  ** Commencement of Operations.
   + Natural Resources Portfolio invests primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets.
  ++ This unmanaged index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization. +++ This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++ This unmanaged index is comprised of all US mutual funds classified as natural resource-related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                                                                                                                     PERCENT
                                                                                                  VALUE (NOTE        OF NET
                        FACE AMOUNT            US GOVERNMENT OBLIGATIONS              COST            1A)            ASSETS
----------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                       US Treasury Notes:
                        $  8,200,000    6.25% due 2/15/2003....................   $  8,397,250    $  8,554,896          8.8%
                           4,400,000    5.75% due 8/15/2003....................      4,418,578       4,452,932          4.6
                          11,000,000    7.25% due 8/15/2004....................     11,107,500      12,232,330         12.6
                           9,000,000    7.875% due 11/15/2004..................      9,011,250      10,417,500         10.7
                           7,500,000    6.50% due 8/15/2005....................      7,500,063       7,989,825          8.2
----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL US GOVERNMENT OBLIGATIONS             40,434,641      43,647,483         44.9
----------------------------------------------------------------------------------------------------------------------------

                           SHARES
       INDUSTRY             HELD                     COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE                     10,000    Boeing Co. (The) ......................        732,539         783,750          0.8
                              19,000    United Technologies Corp. .............        913,577       1,802,625          1.9
                                                                                  ------------    ------------       ------
                                                                                     1,646,116       2,586,375          2.7
----------------------------------------------------------------------------------------------------------------------------
ALUMINUM                      15,000    Aluminum Co. of America................        863,124         793,125          0.8
----------------------------------------------------------------------------------------------------------------------------
APPLIANCES                    15,000    Whirlpool Corp. .......................        868,387         798,750          0.8
----------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                  40,000    Ford Motor Co. ........................      1,073,776       1,160,000          1.2
----------------------------------------------------------------------------------------------------------------------------
BANKING                       20,000    Bank of New York, Inc. (The)...........        945,166         975,000          1.0
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     26,250    Eastman Chemical Co. ..................      1,101,188       1,643,906          1.7
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             20,000    General Motors Corp. (Class E) ........      1,029,407       1,040,000          1.1
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS        26,800    Corning Inc. ..........................        739,900         857,600          0.9
                              12,000    Texas Instruments Inc. ................        720,840         621,000          0.6
                                                                                  ------------    ------------       ------
                                                                                     1,460,740       1,478,600          1.5
----------------------------------------------------------------------------------------------------------------------------
ENERGY-RELATED                 7,000    +California Energy Co., Inc. ..........        127,777         136,500          0.1
----------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL         78,256    Wheelabrator Technologies Inc. ........      1,276,578       1,310,788          1.4
----------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             34,000    Stanley Works Co. .....................      1,340,289       1,751,000          1.8
----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE                    65,000    +Humana Inc. ..........................        516,047       1,779,375          1.8
----------------------------------------------------------------------------------------------------------------------------
INSURANCE                     15,000    Aetna Life & Casualty Co. .............      1,116,315       1,038,750          1.1
                              25,000    Allstate Corp. ........................      1,023,305       1,028,125          1.0
                              17,200    National Re Corp. .....................        557,741         653,600          0.7
                                                                                  ------------    ------------       ------
                                                                                     2,697,361       2,720,475          2.8
----------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   14,100    Enron Corp. ...........................        533,018         537,562          0.6
----------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  69,500    Dresser Industries, Inc. ..............      1,346,534       1,694,062          1.7
----------------------------------------------------------------------------------------------------------------------------
PETROLEUM                     12,000    Pennzoil Co. ..........................        474,355         507,000          0.5
----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               25,000    Abbott Laboratories....................        777,352       1,043,750          1.1
                              33,000    Merck & Co., Inc. .....................      1,092,980       2,169,750          2.2
                                                                                  ------------    ------------       ------
                                                                                     1,870,332       3,213,500          3.3
----------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                   36,000    Eastman Kodak Co. .....................      1,491,356       2,412,000          2.5
----------------------------------------------------------------------------------------------------------------------------
RETAIL                        18,000    Sears, Roebuck & Co. ..................        717,557         702,000          0.7
----------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS        40,000    Fisher Scientific International,
                                         Inc. .................................      1,234,274       1,335,000          1.4
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            35,700    AT&T Corp. ............................      1,522,784       2,311,575          2.4
                              27,600    Bell Atlantic Corp. ...................      1,351,417       1,845,750          1.9
                                                                                  ------------    ------------       ------
                                                                                     2,874,201       4,157,325          4.3
----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS                         25,487,583      32,732,343         33.7
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                                                                                                     PERCENT
                                                                                                  VALUE (NOTE        OF NET
                        FACE AMOUNT              SHORT-TERM SECURITIES                COST            1A)            ASSETS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*       $  3,291,000    General Electric Capital Corp., 5.90%
                                         due 1/02/1996.........................   $  3,288,843    $  3,288,843          3.4%
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                         Federal National Mortgage Association:
AGENCY OBLIGATIONS*        6,000,000    5.62% due 1/16/1996....................      5,983,140       5,983,140          6.2
                           6,000,000    5.59% due 1/18/1996....................      5,981,367       5,981,367          6.1
                           3,000,000    5.44% due 1/23/1996....................      2,988,667       2,988,667          3.1
----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES                 18,242,017      18,242,017         18.8
----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS......................   $ 84,164,241      94,621,843         97.4
                                                                                   ===========
                                        OTHER ASSETS LESS LIABILITIES..........                      2,558,834          2.6
                                                                                                  ------------       ------
                                        NET ASSETS.............................                   $ 97,180,677        100.0%
                                                                                                   ===========        =====
----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis. The interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                           SHARES                                                                    VALUE        PERCENT OF
       INDUSTRY             HELD                 US STOCKS & WARRANTS               COST           (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE                     75,000      Boeing Co. (The)...................   $   4,766,122    $   5,878,125         2.3%
                              75,000      United Technologies Corp. .........       5,999,109        7,115,625         2.8
                                                                                -------------    -------------    --------
                                                                                   10,765,231       12,993,750         5.1
--------------------------------------------------------------------------------------------------------------------------
ALUMINUM                      75,000      Aluminum Co. of America............       4,158,046        3,965,625         1.6
--------------------------------------------------------------------------------------------------------------------------
APPLIANCES                    45,000      Whirlpool Corp. ...................       2,453,031        2,396,250         0.9
--------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                 170,000      Ford Motor Co. ....................       5,047,712        4,930,000         1.9
--------------------------------------------------------------------------------------------------------------------------
BANKING                      145,000      Bank of New York, Inc. ............       4,614,783        7,068,750         2.8
                              15,000      Bank of New York,
                                           Inc. (Warrants) (a)...............         168,750          541,875         0.2
                                                                                -------------    -------------    --------
                                                                                    4,783,533        7,610,625         3.0
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     40,000      Eastman Chemical Co. ..............       2,449,403        2,505,000         1.0
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATION                 25,600      +ADC Telecommunications Inc. ......         767,813          928,000         0.4
EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES            145,000      General Motors Corp. (Class E).....       6,051,177        7,540,000         3.0
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS       102,400      Corning Inc. ......................       2,827,119        3,276,800         1.3
                              50,000      Texas Instruments Inc. ............       3,513,717        2,587,500         1.0
                                                                                -------------    -------------    --------
                                                                                    6,340,836        5,864,300         2.3
--------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL        300,000      Wheelabrator Technologies Inc. ....       4,242,288        5,025,000         2.0
--------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             46,200      Stanley Works Co. .................       2,294,682        2,379,300         0.9
--------------------------------------------------------------------------------------------------------------------------
HEALTHCARE                   165,000      +Humana Inc. ......................       3,434,418        4,516,875         1.8
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                     80,000      Aetna Life & Casualty Co. .........       4,664,235        5,540,000         2.2
                              95,000      Allstate Corp. ....................       3,091,710        3,906,875         1.5
                              40,000      National Re Corp. .................       1,156,735        1,520,000         0.6
                                                                                -------------    -------------    --------
                                                                                    8,912,680       10,966,875         4.3
--------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   33,800      Enron Corp. .......................       1,277,730        1,288,625         0.5
--------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 120,000      Dresser Industries, Inc. ..........       2,812,419        2,925,000         1.2
--------------------------------------------------------------------------------------------------------------------------
PETROLEUM                     48,000      Pennzoil Co. ......................       1,897,297        2,028,000         0.8
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              120,000      Abbott Laboratories................       4,913,838        5,010,000         2.0
                             100,000      Merck & Co., Inc. .................       6,022,360        6,575,000         2.6
                                                                                -------------    -------------    --------
                                                                                   10,936,198       11,585,000         4.6
--------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                  100,000      Eastman Kodak Co. .................       5,518,202        6,700,000         2.7
--------------------------------------------------------------------------------------------------------------------------
RETAIL                       150,000      Sears, Roebuck & Co. ..............       5,440,572        5,850,000         2.3
--------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS        62,900      Fisher Scientific International,
                                           Inc. .............................       2,057,297        2,099,288         0.8
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            90,000      AT&T Corp. ........................       5,917,533        5,827,500         2.3
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL US STOCKS & WARRANTS               97,558,098      109,925,013        43.4
--------------------------------------------------------------------------------------------------------------------------
     COUNTRY                                       FOREIGN STOCKS+
--------------------------------------------------------------------------------------------------------------------------

CANADA                        45,000      Magna International, Inc. (Class A)
                                           (ADR)*(2).........................       1,785,816        1,946,250         0.8
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN CANADA               1,785,816        1,946,250         0.8
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                    VALUE        PERCENT OF
       COUNTRY              HELD             FOREIGN STOCKS+  (CONCLUDED)           COST           (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
HONG KONG                  3,000,000      Hong Kong Telecommunications, Ltd.
                                           (ADR)* (21).......................   $   5,306,140    $   5,354,371         2.1%
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN HONG KONG            5,306,140        5,354,371         2.1
--------------------------------------------------------------------------------------------------------------------------
INDONESIA                      1,600      PT Indonesian Satellite Corp.
                                           (ADR)* (21).......................          57,496           58,400         0.0
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN INDONESIA               57,496           58,400         0.0
--------------------------------------------------------------------------------------------------------------------------
JAPAN                        100,000      Canon, Inc. (38)...................       1,834,920        1,811,313         0.7
                             200,000      +Nomura Securities Co.,
                                           Ltd. (10).........................       3,929,508        4,358,776         1.7
                             150,000      Tokio Marine & Fire Insurance
                                           Co. (13)..........................       1,786,071        1,961,449         0.8
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN JAPAN                7,550,499        8,131,538         3.2
--------------------------------------------------------------------------------------------------------------------------
MEXICO                       150,000      +Grupo Carso, S.A. de C.V.
                                           (ADR)* (15)++.....................       1,923,125        1,518,750         0.6
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN MEXICO               1,923,125        1,518,750         0.6
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                   35,000      Royal Dutch Petroleum Co. N.V.
                                           (ADR)* (16).......................       4,677,014        4,939,375         2.0
                             150,000      Singer Co. N.V. (1)................       4,380,891        4,181,250         1.7
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN THE
                                           NETHERLANDS                              9,057,905        9,120,625         3.7
--------------------------------------------------------------------------------------------------------------------------
SPAIN                         40,000      Repsol S.A. (ADR)* (31)............       1,316,132        1,315,000         0.5
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN SPAIN                1,316,132        1,315,000         0.5
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                    3,500      Sandoz AG (37).....................       3,038,594        3,211,958         1.3
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN SWITZERLAND          3,038,594        3,211,958         1.3
--------------------------------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN STOCKS                     30,035,707       30,656,892        12.2
--------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT                SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL              $ 10,000,000      Commerzbank US Finance Inc.,
PAPER**                                    5.77% due 1/11/1996...............       9,979,164        9,979,164         4.0
                          10,000,000      Corporate Asset Funding Co. Inc.,
                                           5.60% due 2/02/1996...............       9,945,556        9,945,556         3.9
                          11,916,000      General Electric Capital Corp.,
                                           5.90% due 1/02/1996...............      11,908,188       11,908,188         4.7
                          10,000,000      Goldman Sachs Group L.P.,
                                           5.75% due 1/03/1996...............       9,992,014        9,992,014         4.0
                          12,000,000      Morgan Stanley Group, Inc.,
                                           5.65% due 1/24/1996...............      11,951,033       11,951,033         4.7
                          13,000,000      National Fleet Funding Corp.,
                                           5.76% due 1/30/1996...............      12,933,440       12,933,440         5.1
                          12,000,000      Preferred Receivable Funding Corp.,
                                           5.90% due 1/18/1996...............      11,960,667       11,960,667         4.7
                          13,000,000      Riverwoods Funding Corp., 5.85% due
                                           1/17/1996.........................      12,959,863       12,959,863         5.1
                          12,000,000      Xerox Corp., 5.75% due
                                           1/26/1996.........................      11,946,333       11,946,333         4.7
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                                                                                                    PERCENT
                            FACE                                                                    VALUE           OF NET
                           AMOUNT         SHORT-TERM SECURITIES (CONCLUDED)        COST           (NOTE 1A)         ASSETS
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY  $ 10,000,000      Federal Home Loan Mortgage Corp.,
  OBLIGATIONS**                            5.66% due 1/16/1996..............   $   9,971,700    $   9,971,700          4.0%
----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL SHORT-TERM SECURITIES            113,547,958      113,547,958         44.9
----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS.................   $ 241,141,763      254,129,863        100.5
                                                                               =============
                                          LIABILITIES IN EXCESS OF OTHER
                                           ASSETS...........................                       (1,172,969)        (0.5)
                                                                                                -------------       ------
                                          NET ASSETS........................                    $ 252,956,894        100.0%
                                                                                                =============        =====
----------------------------------------------------------------------------------------------------------------------------
 (a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
   * American Depositary Receipts (ADR).
  ** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
   + Non-income producing security.
  ++ Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $1,519,000, representing 0.6% of net assets.
     ----------------------------------------------------------------------------------------------------------

                                                                        ACQUISITION                         VALUE
                                ISSUE                                      DATES              COST        (NOTE 1A)
     ---------------------------------------------------------------------------------------------------------------
     Grupo Carso, S.A. de C.V. (ADR).............................    1/16/1995-1/31/1995   $ 1,923,125   $ 1,518,750
     ---------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                 $ 1,923,125   $ 1,518,750
                                                                                            ==========    ==========
     ---------------------------------------------------------------------------------------------------------------
  +  Corresponding industry groups for foreign stocks:

 (1) Appliances
 (2) Auto-Parts
 (3) Banking
 (4) Beverages
 (5) Chemicals
 (6) Communications Equipment
 (7) Computers
 (8) Electrical Equipment
 (9) Electronics
(10) Financial Services
(11) Furniture
(12) Industrial Components
(13) Insurance
(14) Media/Publishing
(15) Multi-Industry
(16) Oil-Integrated
(17) Real Estate
(18) Retail
(19) Semiconductors
(20) Soap
(21) Telecommunications
(22) Utilities-Communications
(23) Utilities-Electric
(24) Utilities-Water
(25) Food Processing
(26) Metals
(27) Advertising
(28) Tobacco
(29) Industrials
(30) Containers
(31) Petroleum
(32) Railroads
(33) Automotive
(34) Leisure & Entertainment
(35) Office Equipment
(36) Industrial Services
(37) Pharmaceuticals
(38) Photography
(39) Commercial Design

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                         SHARES                                                                   VALUE (NOTE     PERCENT OF
       INDUSTRY           HELD                       US STOCKS                      COST              1A)         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE                  10,000      Boeing Co. (The)......................   $     732,539    $     783,750         0.4%
                           16,600      United Technologies Corp. ............       1,005,542        1,574,925         0.7
                                                                                -------------    -------------    ----------
                                                                                    1,738,081        2,358,675         1.1
----------------------------------------------------------------------------------------------------------------------------
ALUMINUM                   15,000      Aluminum Co. of America...............         863,124          793,125         0.4
----------------------------------------------------------------------------------------------------------------------------
APPLIANCES                 18,000      Whirlpool Corp. ......................       1,042,065          958,500         0.4
----------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK               60,000      Ford Motor Co. .......................       1,610,668        1,740,000         0.8
----------------------------------------------------------------------------------------------------------------------------
BANKING                    20,000      Bank of New York, Inc. ...............         945,166          975,000         0.5
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS                  28,750      Eastman Chemical Co. .................       1,275,464        1,800,469         0.8
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES          17,000      General Motors Corp. (Class E)........         874,993          884,000         0.4
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS     31,300      Corning Inc. .........................         864,229        1,001,600         0.5
                           12,000      Texas Instruments Inc. ...............         720,840          621,000         0.3
                                                                                -------------    -------------    ----------
                                                                                    1,585,069        1,622,600         0.8
----------------------------------------------------------------------------------------------------------------------------
ENERGY-RELATED              6,500      +California Energy Co., Inc. .........         111,703          126,750         0.1
----------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL     115,000      Wheelabrator Technologies Inc. .......       2,095,840        1,926,250         0.9
----------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS          44,500      Stanley Works Co. ....................       1,821,901        2,291,750         1.1
----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE                 60,000      +Humana Inc. .........................       1,424,460        1,642,500         0.8
----------------------------------------------------------------------------------------------------------------------------
INSURANCE                  12,000      Aetna Life & Casualty Co. ............         893,052          831,000         0.4
                           20,000      Allstate Corp. .......................         818,644          822,500         0.4
                           17,200      National Re Corp. ....................         557,741          653,600         0.3
                                                                                -------------    -------------    ----------
                                                                                    2,269,437        2,307,100         1.1
----------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                11,300      Enron Corp. ..........................         427,171          430,812         0.2
----------------------------------------------------------------------------------------------------------------------------
OIL SERVICES               68,000      Dresser Industries, Inc. .............       1,425,430        1,657,500         0.8
                           17,000      Schlumberger Ltd., Inc. ..............       1,023,053        1,177,250         0.5
                                                                                -------------    -------------    ----------
                                                                                    2,448,483        2,834,750         1.3
----------------------------------------------------------------------------------------------------------------------------
PETROLEUM                  19,000      Pennzoil Co. .........................         751,432          802,750         0.4
----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            39,000      Abbott Laboratories...................       1,106,235        1,628,250         0.8
                           42,000      Merck & Co., Inc. ....................       1,449,465        2,761,500         1.3
                                                                                -------------    -------------    ----------
                                                                                    2,555,700        4,389,750         2.1
----------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                24,000      Eastman Kodak Co. ....................       1,086,485        1,608,000         0.8
----------------------------------------------------------------------------------------------------------------------------
RETAIL                     18,000      Sears, Roebuck & Co. .................         717,557          702,000         0.3
----------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS     40,000      Fisher Scientific International,
                                        Inc. ................................       1,234,274        1,335,000         0.6
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         32,000      AT&T Corp. ...........................       1,689,860        2,072,000         1.0
                           33,000      Bell Atlantic Corp. ..................       1,773,280        2,206,875         1.0
                                                                                -------------    -------------    ----------
                                                                                    3,463,140        4,278,875         2.0
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL US STOCKS                             30,342,213       35,808,656        16.9
----------------------------------------------------------------------------------------------------------------------------

       COUNTRY                                    FOREIGN STOCKS++
----------------------------------------------------------------------------------------------------------------------------
ARGENTINA                  55,285      Banco de Galicia y Buenos Aires S.A.
                                        (ADR)* (4)...........................         920,890        1,133,342         0.5
                           44,850      Banco Frances del Rio de la Plata S.A.
                                        (ADR)* (5)...........................       1,010,936        1,205,344         0.6
                           50,000      Yacimientos Petroliferos Fiscales S.A.
                                        (Sponsored) (ADR)* (29)..............       1,172,941        1,081,250         0.5
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN ARGENTINA               3,104,767        3,419,936         1.6
----------------------------------------------------------------------------------------------------------------------------
CANADA                     59,000      Canadian Pacific Ltd. (25)............         948,380        1,069,375         0.5
                           25,000      Northern Telecommunications
                                        Ltd. (35)............................         619,973        1,075,000         0.5
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN CANADA                  1,568,353        2,144,375         1.0
----------------------------------------------------------------------------------------------------------------------------
GERMANY                     3,800      Mannesmann AG (20)....................         791,059        1,212,337         0.6
                            4,400      Preussag S.A. (25)....................       1,073,571        1,232,553         0.6
                            2,500      Siemens AG (13).......................       1,056,555        1,370,940         0.6
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN GERMANY                 2,921,185        3,815,830         1.8
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                                   VALUE (NOTE     PERCENT OF
       COUNTRY            HELD                    FOREIGN STOCKS++                  COST              1A)         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
HONG KONG                 700,000      +Hong Kong Telecommunications,
                                        Ltd. (35)............................   $   1,248,721    $   1,249,353         0.6%
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN HONG KONG               1,248,721        1,249,353         0.6
----------------------------------------------------------------------------------------------------------------------------
INDONESIA                  33,450      PT Indonesian Satellite Corp.
                                        (ADR)* (35)..........................       1,293,001        1,220,925         0.6
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN INDONESIA               1,293,001        1,220,925         0.6
----------------------------------------------------------------------------------------------------------------------------
ITALY                     370,000      Danieli & Co. (20)....................       1,361,249        1,003,785         0.5
                          200,000      Societa Finanziara Telefonica S.p.A.
                                        (STET) (35)..........................         606,877          566,561         0.3
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN ITALY                   1,968,126        1,570,346         0.8
----------------------------------------------------------------------------------------------------------------------------
JAPAN                      56,000      Canon, Inc. (13)......................         756,641        1,014,336         0.5
                           77,000      Dai Nippon Printing Co., Ltd. (31)....       1,140,324        1,305,211         0.6
                          160,000      Hitachi Cable, Ltd. (13)..............       1,075,162        1,132,894         0.5
                           25,000      Ito-Yokado Co., Ltd. (33).............       1,063,360        1,540,101         0.7
                          143,000      Kamigumi Co. (38).....................       1,611,230        1,372,656         0.6
                          105,000      Maeda Corp. (6).......................       1,059,809        1,027,218         0.5
                          170,000      Mitsubishi Electric Corp. (12)........       1,080,460        1,223,460         0.6
                          180,000      Mitsubishi Heavy Industries,
                                        Ltd. (13)............................       1,018,102        1,434,909         0.7
                           90,000      Mitsubishi Trust & Banking
                                        Corp. (5)............................       1,513,607        1,499,419         0.7
                           60,000      +Nomura Securities Co., Ltd. (43).....       1,239,679        1,307,633         0.6
                          139,000      Okumura Corp. (6).....................       1,141,245        1,265,595         0.6
                           21,000      Rohm Company Ltd. (13)................       1,081,959        1,185,878         0.6
                           20,000      SMC Corporation (20)..................       1,181,123        1,447,114         0.7
                           55,000      Sanwa Bank, Ltd. (5)..................       1,116,889        1,118,752         0.5
                          115,000      Sumitomo Corp. (38)...................         977,016        1,169,605         0.5
                          120,000      Tokio Marine and Fire Insurance Co.,
                                        Ltd. (19)............................       1,536,571        1,569,159         0.7
                          200,000      Toray Industries, Ltd. (36)...........       1,413,536        1,317,319         0.6
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN JAPAN                  20,006,713       21,931,259        10.2
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                10,400      Royal Dutch Petroleum Co., N.V.
                                        (ADR)* (29)..........................       1,142,821        1,467,700         0.7
                           50,000      Singer Co. N.V. (44)..................       1,339,345        1,393,750         0.6
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN THE NETHERLANDS         2,482,166        2,861,450         1.3
----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES                16,000      Philippine Long Distance Telephone Co.
                                        (ADR)* (35)..........................       1,135,073          866,000         0.4
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN THE PHILIPPINES         1,135,073          866,000         0.4
----------------------------------------------------------------------------------------------------------------------------
SPAIN                      36,000      Repsol S.A. (ADR)* (29)...............         935,136        1,183,500         0.6
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SPAIN                     935,136        1,183,500         0.6
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                 1,050      BBC Brown Boveri & Cie (24)...........         611,386        1,222,734         0.6
                            1,000      Sandoz AG (Registered) (30)...........         868,170          917,702         0.4
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SWITZERLAND             1,479,556        2,140,436         1.0
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             74,000      GKN PLC (8)...........................         621,161          894,781         0.4
                          230,000      General Electric PLC (13).............       1,035,268        1,267,371         0.6
                           88,000      Imperial Chemical Industries
                                        PLC (28).............................       1,137,770        1,041,526         0.5
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN THE UNITED KINGDOM     2,794,199         3,203,678         1.5
----------------------------------------------------------------------------------------------------------------------------
                                       TOTAL FOREIGN STOCKS                        40,936,996       45,607,088        21.4
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                                                                                                                   PERCENT
                                                                                                                      OF
                      FACE                                                                         VALUE              NET
    COUNTRY         AMOUNT**                    FOREIGN BONDS++                   COST           (NOTE 1A)          ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA     C$         5,900,000      Government of Canada,
                                      7.25% due 6/01/2003 (16).............   $   4,749,162    $   4,403,165          2.1%
--------------------------------------------------------------------------------------------------------------------------
UNITED                               UK Treasury Gilt (16):
KINGDOM     L         2,900,000          7.25% due 3/30/1998...............       4,477,495        4,584,376          2.1
                        350,000          9.75% due 8/27/2002...............         697,240          617,291          0.3
                      1,000,000          8% due 6/10/2003..................       1,668,701        1,622,535          0.8
                                                                              -------------    -------------       ------
                                                                                  6,843,436        6,824,202          3.2
--------------------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN BONDS                         11,592,598       11,227,367          5.3
--------------------------------------------------------------------------------------------------------------------------
                                     US GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT  $            64,465      Government National Mortgage
NATIONAL                              Association, 9% due
MORTGAGE                              8/15/2016 (a)........................          63,840           68,826          0.0
ASSOCIATION
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                        US Treasury Notes:
OBLIGATIONS           8,800,000          5.75% due 8/15/2003...............       8,851,937        8,905,864          4.2
                      7,200,000          7.25% due 8/15/2004...............       7,215,187        8,006,616          3.8
                     16,000,000          7.875% due 11/15/2004.............      15,993,125       18,520,000          8.7
                      4,500,000          6.50% due 8/15/2005...............       4,484,609        4,793,895          2.2
                                                                              -------------    -------------       ------
                                                                                 36,544,858       40,226,375         18.9
--------------------------------------------------------------------------------------------------------------------------
                                     TOTAL US GOVERNMENT & AGENCY
                                     OBLIGATIONS                                 36,608,698       40,295,201         18.9
--------------------------------------------------------------------------------------------------------------------------
                                     SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL            9,000,000      Ciesco L.P., 5.70% due 1/19/1996......       8,971,500        8,971,500          4.2
PAPER***              8,000,000      du Pont (E.I.) de Nemours & Co, 5.71%
                                      due 1/05/1996........................       7,992,387        7,992,387          3.8
                     10,734,000      General Electric Capital Corp., 5.90%
                                      due 1/02/1996........................      10,728,722       10,728,722          5.0
                      6,000,000      National Fleet Funding Corp., 5.75%
                                      due 2/01/1996........................       5,968,375        5,968,375          2.8
                                                                              =============    =============        =====
                                                                                 33,660,984       33,660,984         15.8
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT         4,000,000      Federal Home Loan Bank, 5.63% due
& AGENCY                             1/16/1996.............................       3,989,366        3,989,366          1.9
OBLIGATIONS***        9,000,000      Federal Home Loan Mortgage Corp.,
                                      5.45% due 1/12/1996..................       8,982,288        8,982,288          4.2
                                     Federal National Mortgage Association:
                      8,000,000          5.65% due 1/11/1996...............       7,984,933        7,984,933          3.8
                     18,000,000          5.64% due 1/29/1996...............      17,915,400       17,915,400          8.4
                                                                              =============    =============        =====
                                                                                 38,871,987       38,871,987         18.3
--------------------------------------------------------------------------------------------------------------------------
                                     TOTAL SHORT-TERM SECURITIES                 72,532,971       72,532,971         34.1
--------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS.....................   $ 192,013,476      205,471,283         96.6
                                                                              =============
                                     UNREALIZED APPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS+++.........                        3,911,706          1.8
                                     OTHER ASSETS LESS LIABILITIES.........                        3,299,750          1.6
                                                                                               -------------       ------
                                     NET ASSETS............................                    $ 212,682,739        100.0%
                                                                                               =============        =====
--------------------------------------------------------------------------------------------------------------------------
   * American Depositary Receipts (ADR).
  ** Denominated in US dollars unless otherwise indicated.
 *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 (a) Mortgage-backed bonds; original face amounts and related costs are reduced by principal payment pass-throughs.
   + Non-income producing security.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

  ++ Corresponding industry groups for foreign stocks and bonds:

      (1) Apparel
      (2) Automobile
      (3) Automotive & Equipment
      (4) Banking
      (5) Banking-International
      (6) Building & Construction
      (7) Building Materials
      (8) Business Services
      (9) Capital Goods
     (10) Cement
     (11) Chemicals
     (12) Electrical Equipment
     (13) Electronics
     (14) Food & Beverage
     (15) Food
     (16) Government (Bonds)
     (17) Glass
     (18) Industrials
     (19) Insurance
     (20) Machinery
     (21) Machinery and Equipment
     (22) Metal Fabricating
     (23) Miscellaneous
     (24) Miscellaneous-Capital Goods
     (25) Multi-Industry
     (26) Natural Gas
     (27) Oil & Gas Producers
     (28) Oil-Integrated
     (29) Petroleum
     (30) Pharmaceutical
     (31) Printing & Publishing
     (32) Real Estate
     (33) Retail
     (34) Shipping
     (35) Telecommunications
     (36) Textiles
     (37) Toys
     (38) Trading
     (39) Trucking
     (40) Utilities
     (41) Utilities-Electric
     (42) Utilities-Water
     (43) Financial Services
     (44) Appliances

 +++ Forward foreign exchange contracts as of December 31, 1995 were as follows:

      --------------------------------------------------------------------
                                                               UNREALIZED
                    FOREIGN                   EXPIRATION      APPRECIATION
                 CURRENCY SOLD                   DATE          (NOTE 1E)
      --------------------------------------------------------------------
      Y 1,947,120,000                        January 1996      $3,911,706
      --------------------------------------------------------------------
      TOTAL (US
      COMMITMENT -- $22,810,684)                               $3,911,706
                                                              ============
      --------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                                                                                                                    PERCENT
                          SHARES                                                                 VALUE (NOTE        OF NET
       INDUSTRY            HELD                         STOCKS                     COST              1A)            ASSETS
---------------------------------------------------------------------------------------------------------------------------
ADVERTISING                  70,000        Interpublic Group of Companies,
                                            Inc. ...........................   $   2,454,905    $   3,036,250          1.6%
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                   40,000        Ek Chor China Motorcycle Co.,
                                            Ltd. ...........................         894,381          465,000          0.2
---------------------------------------------------------------------------------------------------------------------------
BANKING                      10,000        State Street Boston Corp. .......         397,500          450,000          0.2
---------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    75,000        Coca-Cola Co. ...................       3,964,500        5,568,750          3.0
                            100,000        PepsiCo., Inc. ..................       4,056,159        5,587,500          3.0
                                                                               -------------    -------------       ------
                                                                                   8,020,659       11,156,250          6.0
---------------------------------------------------------------------------------------------------------------------------
CHEMICAL PRODUCERS          100,000        Duracell International, Inc. ....       4,386,878        5,175,000          2.8
                             20,000        Great Lakes Chemical Corp. ......       1,523,285        1,440,000          0.8
                                                                               -------------    -------------       ------
                                                                                   5,910,163        6,615,000          3.6
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               20,000        +Nextel Communications, Inc.
                                            (Class A).......................         905,000          295,000          0.2
---------------------------------------------------------------------------------------------------------------------------
COMPUTERS                   110,000        +Compaq Computer Corp. ..........       4,255,954        5,280,000          2.9
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS &         150,000        +CUC International, Inc. ........       4,129,012        5,118,750          2.8
SERVICES
---------------------------------------------------------------------------------------------------------------------------
COSMETICS                   100,000        Gillette Co., (The)..............       3,832,420        5,212,500          2.8
                             10,000        International Flavors &
                                            Fragrances,
                                            Inc. ...........................         485,470          480,000          0.3
                                                                               -------------    -------------       ------
                                                                                   4,317,890        5,692,500          3.1
---------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         10,000        Emerson Electric Co. ............         658,040          817,500          0.4
---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  90,000        General Electric Co. PLC.........       6,133,315        6,480,000          3.5
                             30,000        Intel Corp. .....................       1,940,000        1,702,500          0.9
                                                                               -------------    -------------       ------
                                                                                   8,073,315        8,182,500          4.4
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                20,000        Walt Disney Co...................       1,141,200        1,180,000          0.6
                            100,000        +Viacom, Inc. ...................       5,086,797        4,587,500          2.5
                                                                               -------------    -------------       ------
                                                                                   6,227,997        5,767,500          3.1
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          110,000        +Travelers Corp..................       4,919,118        6,916,250          3.8
---------------------------------------------------------------------------------------------------------------------------
FOOD                         10,000        Wrigley (Wm.) Jr. Company
                                            (Class B).......................         426,440          525,000          0.3
---------------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING           20,000        Albertson's Inc. ................         615,126          657,500          0.4
---------------------------------------------------------------------------------------------------------------------------
HOTELS                       25,000        Marriott International, Inc. ....         925,240          956,250          0.5
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            5,000        Colgate-Palmolive Co. ...........         322,638          351,250          0.2
                             70,000        Procter & Gamble Co. ............       4,589,963        5,810,000          3.2
                                                                               -------------    -------------       ------
                                                                                   4,912,601        6,161,250          3.4
---------------------------------------------------------------------------------------------------------------------------
INFORMATION                  85,000        First Data Corp. ................       3,422,542        5,684,375          3.1
PROCESSING              25,000.....        General Motors Corp. (Class E)...       1,141,500        1,300,000          0.7
                             75,000        +Primark Corp. ..................       2,034,375        2,250,000          1.2
                                                                               -------------    -------------       ------
                                                                                   6,598,417        9,234,375          5.0
---------------------------------------------------------------------------------------------------------------------------
INSURANCE                    70,000        American International Group,
                                            Inc. ...........................       5,142,862        6,475,000          3.5
---------------------------------------------------------------------------------------------------------------------------
LEISURE                      70,000        PolyGram N.V. (ADR)*.............       3,041,535        3,675,000          2.0
---------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY           80,000        Johnson & Johnson................       5,807,519        6,850,000          3.7
---------------------------------------------------------------------------------------------------------------------------
NATURAL ENERGY              100,000        Enron Corp. .....................       3,806,500        3,812,500          2.1
---------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 10,000        Schlumberger Ltd. ...............         599,370          692,500          0.4
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL              100,000        +Amgen, Inc. ....................       3,090,992        5,925,000          3.2
                            100,000        Merck & Co., Inc. ...............       5,232,300        6,575,000          3.6
                            100,000        Pfizer, Inc. ....................       3,622,776        6,300,000          3.4
                            165,000        +Pharmacia & Upjohn Inc. ........       4,902,245        6,393,750          3.5
                            110,000        Schering-Plough Corp. ...........       5,723,607        6,022,500          3.3
                                                                               -------------    -------------       ------
                                                                                  22,571,920       31,216,250         17.0
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                                                                                                    PERCENT
                          SHARES                                                                 VALUE (NOTE        OF NET
       INDUSTRY            HELD                         STOCKS                     COST              1A)            ASSETS
---------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                  90,000        Eastman Kodak Co. ...............   $   4,948,935    $   6,030,000          3.3%
---------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL            35,000        WMX Technologies, Inc. ..........       1,034,554        1,045,625          0.6
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS                  10,000        McDonald's Corp. ................         335,600          451,250          0.2
---------------------------------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY            200,000        +Staples Inc. ...................       3,565,188        4,875,000          2.6
                            150,000        +Toys 'R' Us, Inc. ..............       3,794,885        3,262,500          1.8
                                                                               -------------    -------------       ------
                                                                                   7,360,073        8,137,500          4.4
---------------------------------------------------------------------------------------------------------------------------
RETAIL-STORES               100,000        Wal-Mart Stores, Inc. ...........       2,271,630        2,237,500          1.2
---------------------------------------------------------------------------------------------------------------------------
SOFTWARE-COMPUTER            70,000        Computer Associates
                                            International, Inc. ............       4,380,213        3,981,250          2.2
                             60,000        +Microsoft Corp. ................       5,479,912        5,265,000          2.9
                                                                               -------------    -------------       ------
                                                                                   9,860,125        9,246,250          5.1
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS          250,000        MCI Communications Corp. ........       6,276,035        6,531,250          3.5
---------------------------------------------------------------------------------------------------------------------------
TOYS                        170,000        Mattel, Inc. ....................       3,912,180        5,227,500          2.8
---------------------------------------------------------------------------------------------------------------------------
TRAVEL AND LODGING           45,000        Carnival Corp. (Class A).........       1,005,771        1,096,875          0.6
---------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC           40,000        +AES China Generating Co.
                                            Ltd. ...........................         643,500          300,000          0.2
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL STOCKS                          143,259,867      170,351,875         92.5
---------------------------------------------------------------------------------------------------------------------------

                        FACE AMOUNT              SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**      $ 6,774,000        Associates Corp. of North
                                            America,
                                            6% due 1/02/1996................       6,769,484        6,769,484          3.7
                          5,000,000        Corporate Asset Funding Co. Inc.,
                                            5.60% due 1/29/1996.............       4,975,889        4,975,889          2.7
                          4,646,000        Riverwoods Funding Corp.,
                                            5.77% due 1/10/1996.............       4,637,064        4,637,064          2.5
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL SHORT-TERM SECURITIES            16,382,437       16,382,437          8.9
---------------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS................   $ 159,642,304      186,734,312        101.4
                                                                               =============
                                           LIABILITIES IN EXCESS OF OTHER
                                            ASSETS..........................                       (2,581,880)        (1.4)
                                                                                                -------------       ------
                                           NET ASSETS.......................                    $ 184,152,432        100.0%
                                                                                                =============        =====
---------------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                          S&P      MOODY'S                                                                           VALUE
       INDUSTRY         RATINGS    RATINGS    FACE AMOUNT                  ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                              CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE-1.0%          B          B3         $ 1,000,000     +Howmet Corp., 10% due
                                                               12/01/2003....................   $   1,000,000    $   1,050,000
------------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.6%           BB-        B1             750,000     USAir, Inc., 10.375% due
                                                               3/01/2013.....................         750,000          697,500
------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PARTS-0.9%   B+         Ba3          1,000,000     Walbro Corp., 9.875% due
                                                               7/15/2005.....................         996,500          997,500
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING &          BB-        B3           2,000,000     ACT III Broadcasting Inc.,
PUBLISHING-4.1%                                                10.25% due 12/15/2005.........       2,000,000        2,042,500
                        B          Caa          2,000,000     NWCG Holding Corp., 13.947%**
                                                               due 6/15/1999.................       1,253,922        1,380,000
                        B+         B3           1,000,000     Sinclair Broadcast Group Inc.,
                                                               10% due 12/15/2003............         935,000        1,020,000
                                                                                                -------------    -------------
                                                                                                    4,188,922        4,442,500
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING/           CCC+       Caa             75,790     American Telecasting, Inc.,
CABLE-5.0%                                                     17.631%** due 6/15/2004.......          37,829           52,106
                        BB-        B2           1,850,000     +Bell Cablemedia PLC, 11.875%**
                                                               due 9/15/2005.................       1,074,316        1,160,875
                        B-         B3           2,000,000     Diamond Cable Communications
                                                               PLC, 11.75%** due
                                                               12/15/2005....................       1,134,986        1,175,000
                        BB+        Ba3          1,000,000     Videotron Holdings PLC, 10.625%
                                                               due 2/15/2005.................       1,023,750        1,072,500
                        B+         B3           3,000,000     Videotron Holdings PLC,
                                                               11.034%** due 8/15/2005.......       1,824,016        1,860,000
                                                                                                -------------    -------------
                                                                                                    5,094,897        5,320,481
------------------------------------------------------------------------------------------------------------------------------
BUILDING                B+         B3           1,500,000     Pacific Lumber Co., 10.50% due
MATERIALS-1.3%                                                 3/01/2003.....................       1,450,313        1,421,250
------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-1.3%      B-         B3           1,500,000     International Wire Group, Inc.,
                                                               11.75% due 6/01/2005..........       1,486,875        1,425,000
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS-1.2%          B+         Ba3          1,717,000     G-I Holdings Inc., 11.15%** due
                                                               10/01/1998....................       1,272,747        1,330,675
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS-         CCC+       B3           2,000,000     Nextel Communications, Inc.,
5.6%                                                           14.085%** due 8/15/2004.......       1,093,849        1,085,000
                        B-         B3           1,000,000     Panamsat L.P., 12.301%** due
                                                               8/01/2003.....................         709,424          820,000
                        BB-        B2           1,000,000     Rogers Communications Inc.,
                                                               10.875% due 4/15/2004.........       1,007,500        1,045,000
                        BB-        B1           1,000,000     Telecom Argentina S.A., 8.375%
                                                               due 10/18/2000................         825,000          947,500
                        BB-        B1           2,000,000     Telefonica de Argentina S.A.,
                                                               11.875% due 11/01/2004........       1,978,830        2,070,000
                                                                                                -------------    -------------
                                                                                                    5,614,603        5,967,500
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES-1.0%  CCC+       B3           1,000,000     ComputerVision Corp., 11.375%
                                                               due 8/15/1999.................         937,500        1,040,000
------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-          BB-        B3           2,000,000     Coltec Industries Inc., 10.25%
10.0%                                                          due 4/01/2002.................       2,060,000        2,055,000
                        CCC+       B3           1,000,000     Interlake Corp., 12.125% due
                                                               3/01/2002.....................         941,625          950,000
                        B+         B2           1,000,000     J.B. Poindexter & Co., Inc.,
                                                               12.50% due 5/15/2004..........         955,000          802,500
                        B+         B3             950,000     Jordan Industries Inc., 10.375%
                                                               due 8/01/2003.................         950,000          845,500

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                          S&P      MOODY'S                                                                           VALUE
       INDUSTRY         RATINGS    RATINGS    FACE AMOUNT                  ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES           NR*        NR*        $ 1,000,000     MacAndrew & Forbes Group, Inc.,
(CONCLUDED)                                                    13% due 3/01/1999.............   $     995,000    $   1,010,000
                        B+         B3           1,000,000     Sequa Corp., 9.375% due
                                                               12/15/2003....................       1,030,938          930,000
                        BB-        B1           2,000,000     Sherritt Gordon, Ltd., 9.75%
                                                               due
                                                               4/01/2003.....................       1,946,250        2,130,000
                        NR*        NR*          2,000,000     +Walter Industries Inc., 12.19%
                                                               due 3/15/2000.................       2,030,000        2,022,500
                                                                                                -------------    -------------
                                                                                                   10,908,813       10,745,500
------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS-7.2%  B          NR*          1,500,000     Coleman Holdings, Inc.,
                                                               11.981%** due 5/27/1998.......       1,012,500        1,215,000
                        B+         Ba3            500,000     Coty Inc., 10.25% due
                                                               5/01/2005.....................         500,000          530,000
                        NR*        B2           1,000,000     Herff Jones Inc., 11% due
                                                               8/15/2005.....................       1,000,000        1,062,500
                        B+         Ba2          1,900,000     International Semi-Tech
                                                               Microelectronics, Inc.,
                                                               12.792%** due 8/15/2003.......       1,037,507          997,500
                        B-         Caa          1,000,000     Polymer Group Inc., 12.25% due
                                                               7/15/2002.....................       1,000,000        1,030,000
                        B          B2           1,000,000     Revlon Consumer Products Corp.,
                                                               9.375% due 4/01/2001..........         872,167        1,012,500
                        B-         B3           2,000,000     Samsonite Corp., 11.125% due
                                                               7/15/2005.....................       1,935,625        1,920,000
                                                                                                -------------    -------------
                                                                                                    7,357,799        7,767,500
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED-0.9%        B          B1           1,000,000     Foamex Capital Corp., 11.25%
                                                               due 10/01/2002................         989,063        1,000,000
------------------------------------------------------------------------------------------------------------------------------
ENERGY-7.7%             BB-        Ba3            500,000     California Energy Company,
                                                               Inc., 9.875% due 6/30/2003....         500,000          525,000
                        B+         B1           2,000,000     Clark R & M Holdings, Inc.,
                                                               11.016%** due 2/15/2000.......       1,286,314        1,330,000
                        BB         B1             850,000     Gulf Canada Resources, Ltd., 9%
                                                               due 8/15/1999.................         789,281          896,750
                        NR*        B3             460,000     Tesoro Petroleum Corp., 12.75%
                                                               due 3/15/2001.................         417,835          473,800
                        B-         Caa          1,700,000     Transamerica Refining Corp.,
                                                               19.571%** due 2/15/2002.......       1,107,561        1,028,500
                        BB+        B2           1,000,000     TransTexas Gas Corp., 11.50%
                                                               due 6/15/2002.................       1,000,000        1,032,500
                        B+         B1           2,000,000     Vintage Petroleum Inc., 9% due
                                                               12/15/2005....................       1,994,560        2,017,500
                        BB-        B1           1,000,000     Yacimientos Petroliferos
                                                               Fiscales S.A., 8% due
                                                               2/15/2004.....................         710,000          940,000
                                                                                                -------------    -------------
                                                                                                    7,805,551        8,244,050
------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.7%      B-         Caa          2,000,000     Marvel Holdings Inc., 9.125%
                                                               due 2/15/1998.................       1,797,500        1,840,000
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL               BB-        B1           1,500,000     Reliance Group Holdings Inc.,
SERVICES-1.4%                                                  9.75% due 11/15/2003..........       1,449,375        1,545,000
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                          S&P      MOODY'S                                                                           VALUE
       INDUSTRY         RATINGS    RATINGS    FACE AMOUNT                  ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
FOOD &                  CCC+       Caa        $ 1,000,000     Del Monte Corp., 10% due
BEVERAGE-3.3%                                                  5/01/2003.....................   $     976,250    $     905,000
                        B-         B2           1,000,000     Envirodyne Industries Inc.,
                                                               10.25% due 12/01/2001.........       1,018,750          735,000
                        B          B3           2,000,000     Specialty Foods Corp., 11.125%
                                                               due 10/01/2002................       1,990,000        1,940,000
                                                                                                -------------    -------------
                                                                                                    3,985,000        3,580,000
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT      BB-        B1           1,500,000     Republic of Argentina, 8.375%
OBLIGATIONS-1.2%                                               due 12/20/2003................       1,128,750        1,263,750
------------------------------------------------------------------------------------------------------------------------------
GAMING-3.9%             BB         B1           1,000,000     Bally's Park Place Funding
                                                               Corp., 9.25% due 3/15/2004....         920,000        1,017,500
                        D          NR*            635,000     Goldriver Hotel & Casino Corp.,
                                                               13.375% due 8/31/1999.........         790,072          298,450
                        B+         B2           1,000,000     Greate Bay Properties Inc.,
                                                               10.875% due 1/15/2004.........         845,000          877,500
                        D          Caa          2,000,000     Harrah's Jazz Company, 14.25%
                                                               due 11/15/2001................       1,971,250          550,000
                        B-         B3             750,000     Pioneer Finance Corp., 13.50%
                                                               due 12/01/1998................         792,187          585,000
                        B          B2             750,000     Showboat Inc., 13% due
                                                               8/01/2009.....................         727,500          843,750
                                                                                                -------------    -------------
                                                                                                    6,046,009        4,172,200
------------------------------------------------------------------------------------------------------------------------------
HOTELS-2.8%             BB-        Ba3          2,000,000     +HMC Acquisition Properties, 9%
                                                               due 12/15/2007................       2,000,000        2,025,000
                        BB-        B1           1,000,000     John Q. Hammons Hotel, Inc.,
                                                               8.875% due 2/15/2004..........         887,500          990,000
                                                                                                -------------    -------------
                                                                                                    2,887,500        3,015,000
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL              B-         Caa            629,000     Southeastern Public Service
SERVICES-0.6%                                                  Co., 11.875% due 2/01/1998....         470,807          633,718
------------------------------------------------------------------------------------------------------------------------------
METAL & MINING-2.1%     B-         B2           1,000,000     Kaiser Aluminum Corp., 12.75%
                                                               due 2/01/2003.................       1,045,000        1,095,000
                        B-         B3           1,750,000     Maxxam Group, Inc., 12.25%**
                                                               due 8/01/2003.................       1,285,831        1,198,750
                                                                                                -------------    -------------
                                                                                                    2,330,831        2,293,750
------------------------------------------------------------------------------------------------------------------------------
PACKAGING-3.6%          CCC+       Ca           2,000,000     Anchor Glass Container Co.,
                                                               9.875% due 12/15/2008.........       1,736,875        1,180,000
                        B+         B2           1,500,000     Owens-Illinois, Inc., 9.95% due
                                                               10/15/2004....................       1,488,750        1,593,750
                        B          B2           1,000,000     Portola Packaging Inc., 10.75%
                                                               due 10/01/2005................       1,000,000        1,035,000
                                                                                                -------------    -------------
                                                                                                    4,225,625        3,808,750
------------------------------------------------------------------------------------------------------------------------------
PAPER-4.0%              B          B2           1,000,000     Fort Howard Corp., 9% due
                                                               2/01/2006.....................         930,000          980,000
                        B+         B2           1,000,000     Repap New Brunswick, Inc.,
                                                               10.625% due 4/15/2005.........       1,008,750          980,000
                        B+         B1           1,000,000     Repap Wisconsin Finance, Inc.,
                                                               9.25% due 2/01/2002...........         900,000          950,000
                        B          B1             750,000     Riverwood International, Corp.,
                                                               11.25% due 6/15/2002..........         750,000          813,750
                        B+         B1             500,000     S.D. Warren Co., 12% due
                                                               12/15/2004....................         500,000          551,250
                                                                                                -------------    -------------
                                                                                                    4,088,750        4,275,000
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                          S&P      MOODY'S                                                                           VALUE
       INDUSTRY         RATINGS    RATINGS    FACE AMOUNT                  ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS-0.7%        CCC+       Caa        $ 1,000,000     Flagstar Corp., 11.375% due
                                                               9/15/2003.....................   $     935,000    $     710,000
------------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALITY       D          Caa          1,000,000     Bradlees, Inc., 11% due
-0.7%                                                          8/01/2002.....................       1,023,750          250,000
                        NR*        NR*            484,000     +Cumberland Farms, Inc., 10.50%
                                                               due 10/01/2003................         473,715          445,280
                                                                                                -------------    -------------
                                                                                                    1,497,465          695,280
------------------------------------------------------------------------------------------------------------------------------
STEEL-2.6%              B          B1           1,000,000     Gulf States Steel Acquisition
                                                               Corp., 13.50% due 4/15/2003
                                                               (e)...........................         989,000          882,500
                        B+         B1           1,000,000     WCI Steel Inc., 10.50% due
                                                               3/01/2002.....................         995,000          972,500
                        B          B2           1,000,000     Weirton Steel Corp., 10.75% due
                                                               6/01/2005.....................         925,000          942,500
                                                                                                -------------    -------------
                                                                                                    2,909,000        2,797,500
------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.9%       B-         B3           1,137,000     Grand Union Co., 12% due
                                                               9/01/2004.....................       1,096,842          983,505
------------------------------------------------------------------------------------------------------------------------------
TEXTILES-3.3%           B+         B2           1,000,000     Decorative Home Accents, Inc.,
                                                               13% due 6/30/2002 (f).........         992,336          990,000
                        BB-        Ba3          1,000,000     Tultex Corp., 10.625% due
                                                               3/15/2005.....................       1,007,500        1,017,500
                        B+         B3           1,500,000     Westpoint Stevens Industries,
                                                               Inc., 9.375% due 12/15/2005...       1,465,000        1,481,250
                                                                                                -------------    -------------
                                                                                                    3,464,836        3,488,750
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-3.9%     BB-        Ba2          1,200,000     Mexican Maritime
                                                               Transportation, S.A. de C.V.,
                                                               9.25% due 5/15/2003...........         978,000        1,056,000
                        B-         B3           2,000,000     Transtar Holdings L.P.,
                                                               11.065%** due 12/15/2003......       1,329,850        1,320,000
                        B+         Ba3          1,750,000     Viking Star Shipping Co.,
                                                               9.625% due 7/15/2003..........       1,735,000        1,793,750
                                                                                                -------------    -------------
                                                                                                    4,042,850        4,169,750
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-6.3%          B+         B1             980,000     Beaver Valley Funding Co., 9%
                                                               due 6/01/2017.................         924,875          826,610
                        B+         Ba3          1,000,000     CTC Mansfield Funding, Inc.,
                                                               11.125% due 9/30/2016.........       1,076,250        1,064,600
                        NR*        NR*          1,000,000     Gas Argentino S.A., 7.25% due
                                                               12/07/1998....................         884,050          905,000
                        BB-        B1           1,000,000     Metrogas, Inc., 12% due
                                                               8/15/2000.....................         983,750        1,012,500
                                                              Midland Cogeneration Venture
                                                               L.P.
                        BB         Ba3            865,832         10.33% due 7/23/2002.......         896,677          913,096
                        B-         B2           1,000,000         13.25% due 7/23/2006.......       1,108,750        1,050,330
                        BBB-       NR*          1,000,000     +Trans Gas de Occidente S.A.,
                                                               9.79% due 11/01/2010..........       1,000,000          990,000
                                                                                                -------------    -------------
                                                                                                    6,874,352        6,762,136
------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL CORPORATE BONDS-90.8%          99,084,075       97,483,545
------------------------------------------------------------------------------------------------------------------------------

                                                SHARES                COMMON STOCKS,
                                                 HELD                RIGHTS & WARRANTS
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING/                                       5,000     American Telecasting, Inc.
CABLE-0.0%                                                     (Warrants) (b)................           4,776           31,250
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                                                                                                                     VALUE
       INDUSTRY                               SHARES HELD                  ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                              COMMON STOCKS, RIGHTS & WARRANTS
                                                                        (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES-0.0%                             30,351     Anacomp, Inc. (Warrants) (b)...   $      40,000    $         950
------------------------------------------------------------------------------------------------------------------------------
ENERGY-0.1%                                        29,058     Transamerica Refining Corp.
                                                               (Warrants) (b)................          67,742           72,645
------------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-0.2%                               18,488     FoodBrands America, Inc. (d)...       1,061,305          212,612
------------------------------------------------------------------------------------------------------------------------------
GAMING-0.1%                                        10,000     Goldriver Hotel & Casino Corp.
                                                               (Class B) (c)(d)..............          65,657           10,000
                                                    1,000     +Goldriver Hotel & Casino
                                                               Liquidating Trust.............          24,040            8,564
                                                    2,000     Trump Taj Mahal Holding Corp.
                                                               (Class A) (d).................           1,000           36,000
                                                                                                -------------    -------------
                                                                                                       90,697           54,564
------------------------------------------------------------------------------------------------------------------------------
HOTELS-0.0%                                           804     Buckhead America Corp. (d).....           4,321            4,824
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                                          1,036     Thermadyne Industries, Inc.
SERVICES-0.0%                                                  (Warrants) (b)................          15,022           18,777
------------------------------------------------------------------------------------------------------------------------------
STEEL-0.0%                                          1,000     Gulf States Steel Acquisition
                                                               Corp. (Warrants) (b)..........          11,000              250
------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.1%                                  17,674     Grand Union Co. (d)............       1,000,000          130,346
------------------------------------------------------------------------------------------------------------------------------
TEXTILES-0.0%                                       1,000     +Decorative Home Accents, Inc.
                                                               (Class F) (d).................           7,664           10,000
------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS, RIGHTS
                                                              & WARRANTS-0.5%                       2,302,527          536,218
------------------------------------------------------------------------------------------------------------------------------

                                                                     PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------

BROADCASTING &                                      9,928     K-III Communications Corp.
PUBLISHING-0.9%                                                (a)...........................       1,005,190          982,918
------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL PREFERRED STOCKS-0.9%           1,005,190          982,918
------------------------------------------------------------------------------------------------------------------------------
                                                 FACE
                                                AMOUNT
------------------------------------------------------------------------------------------------------------------------------

                                                                   SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                    $ 2,000,000     Ciesco L.P., 5.75% due
PAPER***-2.5%                                                  1/09/1996.....................       1,996,486        1,996,486
                                                  769,000     General Electric Capital Corp.,
                                                               5.90% due 1/02/1996...........         768,496          768,496
                                                                                                -------------    -------------
                                                                                                    2,764,982        2,764,982
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                                 FACE                                                                VALUE
                                                AMOUNT                     ISSUE                    COST           (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                              SHORT-TERM SECURITIES (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                               $ 2,660,000     Federal Home Loan Bank, 5.52%
AGENCY                                                         due 2/01/1996.................   $   2,646,133    $   2,646,133
OBLIGATIONS***-2.5%
------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHORT-TERM
                                                               SECURITIES-5.0%                      5,411,115        5,411,115
------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS-97.2%........   $ 107,802,907      104,413,796
                                                                                                =============
                                                              OTHER ASSETS LESS
                                                               LIABILITIES-2.8%..............                        2,964,352
                                                                                                                 -------------
                                                              NET ASSETS-100.0%..............                    $ 107,378,148
                                                                                                                 =============
------------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(c) Each share contains a right which entitles the Portfolio to purchase a predetermined number of shares of preferred stock. The purchase price and number of shares are subject to adjustment.
(d) Non-income producing security.
  + Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $7,712,000, representing 7.2% of net assets.
     ----------------------------------------------------------------------------------------------------------------
                                                                                                             VALUE
                               ISSUE                                 ACQUISITION DATES          COST       (NOTE 1A)
     ----------------------------------------------------------------------------------------------------------------
     Bell Cablemedia PLC, 11.875% due 9/15/2005................          9/13/1995           $1,074,316    $1,160,875
     Cumberland Farms, Inc., 10.50% due 10/01/2003.............          2/18/1994              473,715       445,280
     Decorative Home Accents, Inc., (Class F)..................         10/26/1995                7,664        10,000
     Goldriver Hotel & Casino Liquidating Trust................          8/31/1992               24,040         8,564
     HMC Acquisition Properties, 9% due 12/15/2007.............   12/15/1995-12/18/1995..     2,000,000     2,025,000
     Howmet Corp., 10% due 12/01/2003..........................         11/22/1995            1,000,000     1,050,000
     Trans Gas de Occidente S.A., 9.79% due 11/01/2010.........         11/02/1995            1,000,000       990,000
     Walter Industries Inc., 12.19% due 3/15/2000..............         10/20/1995            2,030,000     2,022,500
     ----------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                   $7,609,735    $7,712,219
                                                                                             ==========    ==========
     ----------------------------------------------------------------------------------------------------------------

(e) Each $1,000 face amount contains one warrant of Gulf States Steel Acquisition Corp.
(f) Each $1,000 face amount contains one share of Class F common stock of Decorative Home Accents, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                            FACE                                                                                  VALUE
                           AMOUNT                             ISSUE                              COST           (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
                                        US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT     $  5,000,000    Federal Farm Credit Bank, 8.65% due 10/01/1999....   $   5,113,650    $   5,521,100
  BANK-2.3%
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL FEDERAL FARM CREDIT BANK                           5,113,650        5,521,100
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                            Federal Home Loan Mortgage Corporation:
LOAN MORTGAGE              6,000,000    6.55% due 1/04/2000...............................       6,102,840        6,213,720
CORPORATION-4.9%           5,000,000    7.90% due 9/19/2001...............................       5,000,000        5,535,950
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION            11,102,840       11,749,670
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                        Federal National Mortgage Association:
MORTGAGE                   7,000,000    8.35% due 11/10/1999..............................       7,650,000        7,673,750
ASSOCIATION-16.2%         10,000,000    7.85% due 9/10/2004...............................       9,824,469       10,635,900
                           9,000,000    7.65% due 3/10/2005...............................       8,990,156       10,080,000
                          10,000,000    6.35% due 6/10/2005...............................      10,000,000       10,332,800
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION             36,464,625       38,722,450
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED              686,236    Federal National Mortgage Association,
SECURITIES-0.3%                          9% due 1/01/2002 (a).............................         662,218          722,477
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL MORTGAGE-BACKED SECURITIES                           662,218          722,477
---------------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                          Private Export Funding Corporation:
FUNDING                    7,000,000    8.35% due 1/31/2001...............................       7,083,590        7,811,370
CORPORATION-8.2%          10,000,000    8.75% due 6/30/2003...............................      10,410,681       11,744,300
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL PRIVATE EXPORT FUNDING CORPORATION                17,494,271       19,555,670
---------------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                            Student Loan Marketing Association,
MARKETING                 13,000,000    7.50% due 3/08/2000...............................      13,176,719       13,926,250
ASSOCIATION-5.8%
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STUDENT LOAN MARKETING ASSOCIATION                13,176,719       13,926,250
---------------------------------------------------------------------------------------------------------------------------
US TREASURY                             US Treasury Notes:
NOTES-56.8%                5,000,000    8.875% due 11/15/1997.............................       5,160,938        5,321,850
                          13,000,000    8.875% due 2/15/1999..............................      14,712,344       14,332,500
                           6,000,000    7.50% due 10/31/1999..............................       6,376,680        6,441,540
                          10,000,000    8.75% due 8/15/2000...............................      11,795,312       11,357,800
                          10,000,000    6.375% due 8/15/2002..............................      10,000,417       10,485,900
                          20,000,000    7.25% due 5/15/2004...............................      20,214,531       22,200,000
                           5,000,000    7.875% due 11/15/2004.............................       5,246,875        5,787,500
                          21,500,000    6.50% due 5/15/2005...............................      21,097,070       22,874,065
                          16,000,000    12% due 5/15/2005.................................      22,772,500       23,329,920
                          10,000,000    10.75% due 8/15/2005..............................      13,385,937       13,739,100
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL US TREASURY NOTES                                130,762,604      135,870,175
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL US GOVERNMENT & AGENCY
                                        OBLIGATIONS-94.5%                                      214,776,927      226,067,792
---------------------------------------------------------------------------------------------------------------------------
                                        SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                 9,332,000    Morgan Stanley Group Inc., purchased on 12/29/1995
AGREEMENT*-3.9%                          to yield 5.87% to 1/02/1996......................       9,332,000        9,332,000
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES-3.9%                         9,332,000        9,332,000
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS-98.4%...........................   $ 224,108,927      235,399,792
                                                                                             =============
                                        OTHER ASSETS LESS LIABILITIES-1.6%................                        3,940,216
                                                                                                              -------------
                                        NET ASSETS-100.0%.................................                    $ 239,340,008
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
  * Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                          S&P     MOODY'S      FACE                                                             VALUE (NOTE
                        RATINGS   RATINGS     AMOUNT                    ISSUE                     COST              1A)
----------------------------------------------------------------------------------------------------------------------------
                                                           US GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                                          US Treasury Notes & Bonds:
& BONDS-12.4%           AAA       Aaa       $2,000,000         7.25% due 2/15/1998.........   $   1,994,440    $   2,079,680
                        AAA       Aaa        1,500,000         5.50% due 4/15/2000.........       1,418,906        1,512,420
                        AAA       Aaa          500,000         5.875% due 6/30/2000........         500,405          510,155
                        NR*       Aaa        1,000,000         8% due 5/15/2001............       1,112,656        1,119,370
                        AAA       Aaa        1,000,000         7.875% due 11/15/2004.......       1,149,688        1,157,500
                        AAA       Aaa        4,000,000         6.50% due 5/15/2005.........       3,869,375        4,255,640
                        AAA       Aaa          500,000         5.875% due 11/15/2005.......         508,125          511,250
                        AAA       Aaa        1,000,000         8% due 11/15/2021...........       1,010,937        1,251,250
                        AAA       Aaa        2,500,000         7.625% due 2/15/2025........       2,976,641        3,057,025
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL US GOVERNMENT
                                                           OBLIGATIONS-12.4%                     14,541,173       15,454,290
----------------------------------------------------------------------------------------------------------------------------

       INDUSTRY                                                CORPORATE BONDS & NOTES
----------------------------------------------------------------------------------------------------------------------------
BANKING-10.1%           A+        Aa2        2,000,000     ABN AMRO Bank, 7.25% due
                                                            5/31/2005......................       2,043,620        2,147,160
                        A         A2         1,000,000     BankAmerica Corp., 7.125% due
                                                            5/12/2005......................         985,500        1,058,670
                        A+        A2         2,000,000     Citicorp., 8.80% due
                                                            2/01/2000......................       2,000,000        2,064,700
                        A-        A3         2,000,000     Mellon Bank Corp., 6.875% due
                                                            3/01/2003......................       1,822,480        2,074,240
                                                           NationsBank Corp.:
                        A         A2         2,000,000         7.50% due 2/15/1997.........       1,998,280        2,041,240
                        A-        A3         2,000,000         7.75% due 8/15/2015.........       2,000,000        2,190,700
                        A+        A1         1,000,000     Norwest Corp., 6.625% due
                                                            3/15/2003......................       1,003,060        1,025,750
                                                                                              -------------    -------------
                                                                                                 11,852,940       12,602,460
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                        Chrysler Financial Corp.:
CAPTIVE-5.1%            A-        A3         1,000,000         7.13% due 9/30/1996.........         985,130        1,010,680
                        A-        A3         2,000,000         10.95% due 8/01/2017........       2,202,640        2,244,160
                        BBB+      A3         2,000,000     General Motors Acceptance Corp.,
                                                            7.125% due 5/11/1998...........       2,022,560        2,065,060
                        BBB+      A3         1,000,000     General Motors Corp., 7.40% due
                                                            9/01/2025......................         991,940        1,066,920
                                                                                              -------------    -------------
                                                                                                  6,202,270        6,386,820
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-     A+        A1         2,000,000     American General Finance Corp.,
CONSUMER-8.3%                                              7.70% due 11/15/1997............       1,977,660        2,070,680
                                                           Associates Corp. of North
                                                            America:
                        AA-       Aa3        2,300,000         5.25% due 9/01/1998.........       2,230,057        2,279,760
                        AA-       Aa3        1,000,000         7.25% due 9/01/1999.........         987,620        1,047,740
                        A         A2         2,000,000     Beneficial Corp., 5.41% due
                                                            10/14/1997.....................       2,000,000        1,990,918
                        A+        Aa3        2,000,000     CIT Group Holdings, Inc., 5.787%
                                                            due 2/28/1997..................       1,998,680        2,004,060
                        A+        A2         1,000,000     Transamerica Financial Corp.,
                                                            6.80% due 3/15/1999............         999,730        1,030,810
                                                                                              -------------    -------------
                                                                                                 10,193,747       10,423,968
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                          S&P     MOODY'S      FACE                                                             VALUE (NOTE
       INDUSTRY         RATINGS   RATINGS     AMOUNT                    ISSUE                     COST              1A)
----------------------------------------------------------------------------------------------------------------------------
                                                           CORPORATE BONDS & NOTES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-     A         A2        $1,000,000     Dean Witter, Discover & Co.,
OTHER-7.9%                                                  6.50% due 11/01/2005...........   $     988,450    $   1,010,400
                        AAA       Aaa        1,000,000     General Electric Capital Corp.,
                                                            8.125% due 5/15/2012...........       1,018,330        1,167,910
                        A+        A1         3,500,000     Morgan Stanley Group, Inc., 7%
                                                            due 10/01/2013.................       3,021,480        3,535,770
                        A-        A3         3,000,000     Smith Barney Holdings, Inc.,
                                                            6.50% due 10/15/2002...........       2,987,520        3,052,170
                        A+        A2         1,000,000     Travelers Group, Inc., 7.875%
                                                            due 5/15/2025..................         999,420        1,119,450
                                                                                              -------------    -------------
                                                                                                  9,015,200        9,885,700
----------------------------------------------------------------------------------------------------------------------------
FOREIGN+-10.3%          AA-       A1         1,000,000     AEGON, N.V., 8% due
                                                            8/15/2006(2)...................         990,870        1,132,160
                        BBB+      A3         1,000,000     ++Bangkok Bank Public Company
                                                            Ltd., 7.25% due 9/15/2005(5)...         990,920        1,037,590
                        A+        A2         2,000,000     CRA Finance Ltd., 6.50% due
                                                            12/01/2003(1)..................       2,006,950        2,027,640
                        A+        A1         2,000,000     ++Petroliam Nasional BHD, 6.875%
                                                            due 7/01/2003(6)...............       1,977,680        2,074,540
                        A+        A2         1,000,000     Pohang Iron & Steel Co. Ltd.,
                                                            7.375% due 5/15/2005(4)........       1,018,160        1,062,390
                                                           Province of Quebec (Canada)(3):
                        A+        A2         1,000,000         8.80% due 4/15/2003.........       1,129,480        1,145,010
                        A+        A2         1,500,000         13% due 10/01/2013..........       1,959,060        1,828,950
                        AA        A1         1,000,000     Republic of Italy, 6.875% due
                                                            9/27/2023(3)...................         972,070          976,550
                        A         A2         1,500,000     Western Mining Corp. Holdings
                                                            Ltd., 7.25% due
                                                            11/15/2013(1)..................       1,519,575        1,585,365
                                                                                              -------------    -------------
                                                                                                 12,564,765       12,870,195
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-             A-        A2         1,500,000     American Home Products Corp.,
CONSUMER-13.1%                                              7.90% due 2/15/2005                   1,497,075        1,687,110
                        A+        A1         3,500,000     Bass America, Inc., 8.125% due
                                                            3/31/2002......................       3,532,070        3,898,090
                                                           Grand Metropolitan Investment Corp:
                        A+        A2         1,000,000         6.50% due 9/15/1999.........       1,000,000        1,022,710
                        A+        A2         1,000,000         8.625% due 8/15/2001........       1,047,750        1,127,530
                        A+        A1         2,000,000     JC Penney Co., Inc., 6.875% due
                                                            10/15/2015.....................       1,979,420        2,057,800
                        AAA       Aaa        2,000,000     Johnson & Johnson Co., 8.72% due
                                                            11/01/2024.....................       2,019,140        2,325,460
                        A         A2         1,000,000     Philip Morris Companies, Inc.,
                                                            7.25% due 1/15/2003............       1,006,880        1,056,600
                        BBB-      Baa3       2,000,000     RJR Nabisco, Inc., 8.75% due
                                                            8/15/2005......................       1,931,540        2,048,620
                        A         A2         1,000,000     Weyerhaeuser Co., 7.95% due
                                                            3/15/2025......................         989,040        1,162,360
                                                                                              -------------    -------------
                                                                                                 15,002,915       16,386,280
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                          S&P     MOODY'S      FACE                                                             VALUE (NOTE
       INDUSTRY         RATINGS   RATINGS     AMOUNT                    ISSUE                     COST              1A)
----------------------------------------------------------------------------------------------------------------------------
                                                           CORPORATE BONDS & NOTES (CONCLUDED)
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-             AA-       A1        $2,000,000     BP America Inc., 10% due
ENERGY-3.6%                                                 7/01/2018......................   $   2,156,880    $   2,266,160
                                                           Texaco Capital Inc.:
                        A+        A1         1,000,000         6.875% due 7/15/1999........         998,060        1,033,390
                        A+        A1         1,000,000         8.625% due 11/15/2031.......       1,045,390        1,258,850
                                                                                              -------------    -------------
                                                                                                  4,200,330        4,558,400
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-             A         A3           500,000     Alco Standard Corp., 6.75% due
OTHER-12.1%                                                 12/01/2025.....................         492,400          495,126
                        BBB       Baa2       1,000,000     Applied Materials, Inc., 8% due
                                                            9/01/2004......................         992,690        1,109,440
                        AA-       Aa2        2,000,000     Archer-Daniels-Midland Co.,
                                                            8.125% due 6/01/2012...........       2,181,250        2,298,800
                        A         A1         1,000,000     ++Electronic Data Systems, Inc.,
                                                            6.85% due 5/15/2000............         999,210        1,038,750
                        BBB       Baa2       2,500,000     Federal Express Corp., 9.65% due
                                                            6/15/2012......................       2,758,750        3,085,325
                        AA        Aa2        1,000,000     Kaiser Foundation Hospital,
                                                            9.55% due 7/15/2005............       1,124,850        1,236,340
                        BBB+      A3         1,000,000     Philips Electronics N.V., 7.75%
                                                            due 5/15/2025..................         996,610        1,110,990
                        BBB-      Baa3       4,000,000     Tele-Communications Inc., 9.80%
                                                            due 2/01/2012..................       4,201,240        4,796,680
                                                                                              -------------    -------------
                                                                                                 13,747,000       15,171,451
----------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL-3.5%      AAA       Aaa        1,500,000     Asian Development Bank, 10.75%
                                                            due 6/01/1997..................       1,580,525        1,603,935
                        AAA       Aaa        2,000,000     International Bank for
                                                            Reconstruction & Development,
                                                            12.375% due 10/15/2002.........       2,432,280        2,726,860
                                                                                              -------------    -------------
                                                                                                  4,012,805        4,330,795
----------------------------------------------------------------------------------------------------------------------------
TRANSPORT                                                  Southwest Airlines, Inc.:
SERVICES-2.7%           A-        Baa1       2,000,000         9.40% due 7/01/2001.........       2,407,120        2,300,100
                        A-        Baa1       1,000,000         7.875% due 9/01/2007........         998,750        1,089,000
                                                                                              -------------    -------------
                                                                                                  3,405,870        3,389,100
----------------------------------------------------------------------------------------------------------------------------
UTILITIES-              AA        Aa3        1,000,000     AT&T Corp., 8.35% due
COMMUNICATIONS-1.8%                                         1/15/2025......................         982,270        1,143,950
                        AAA       Aaa        1,000,000     BellSouth Corp.
                                                            Telecommunications, 7% due
                                                            10/01/2025.....................         990,680        1,062,860
                                                                                              -------------    -------------
                                                                                                  1,972,950        2,206,810
----------------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS-2.2%      AA-       A1         2,500,000     Consolidated Natural Gas Co.,
                                                            8.75% due 6/01/1999............       2,575,440        2,726,450
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL CORPORATE BONDS &
                                                           NOTES-80.7%                           94,746,232      100,938,429
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                               FACE                                                             VALUE (NOTE
                                              AMOUNT                    ISSUE                     COST              1A)
----------------------------------------------------------------------------------------------------------------------------
                                                           SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                  $2,000,000     General Electric Capital Corp.,
PAPER**-1.6%                                                5.90% due 1/03/1996............   $   1,998,361    $   1,998,361
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                   4,475,000     Morgan Stanley Group, Inc.,
AGREEMENT***-3.6%                                           purchased on 12/29/95 to yield
                                                            5.87% to 1/02/1996.............       4,475,000        4,475,000
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL SHORT-TERM
                                                           INVESTMENTS-5.2%                       6,473,361        6,473,361
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS-98.3%.........   $ 115,760,766      122,866,080
                                                                                              =============
                                                           OTHER ASSETS LESS
                                                           LIABILITIES-1.7%................                        2,166,804
                                                                                                               -------------
                                                           NET ASSETS-100.0%...............                    $ 125,032,884
                                                                                                               =============
----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

*** Repurchase Agreements are fully collateralized by US Government Obligations.

  + Corresponding industry groups for foreign bonds:

    (1) Industrial Mining.
    (2) Insurance.
    (3) Government Entity.
    (4) Iron/Steel.
    (5) Banking.
    (6) Industrial-Energy.

   ++ Restricted securities are to resale. The value of the Portfolio's investment in restricted securities was approximately $4,151,000, representing 3.3% net assets.

    ----------------------------------------------------------------------------

                                   ISSUE                                 ACQUISITION DATE          COST          VALUE (NOTE 1A)
     ----------------------------------------------------------------------------------------------------------------------------
     Bangkok Bank Public Company Ltd., 7.25% due 9/15/2005............       9/27/1995         $      990,920      $    1,037,590
     Electronic Data Systems, Inc., 6.85% due 5/15/2000...............       5/26/1995                999,210           1,038,750
     Petroliam Nasional BHD, 6.875% due 7/01/2003.....................       7/28/1995              1,977,680           2,074,540
     ----------------------------------------------------------------------------------------------------------------------------
                                                                                               $    3,967,810      $    4,150,880
                                                                                                   ==========          ==========
     ----------------------------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                                                                                       INTEREST    MATURITY       VALUE
                        FACE AMOUNT                        ISSUE                        RATE*        DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF          $  6,000,000    Abbey National Treasury Services PLC........    6.54%       4/09/96    $  6,012,675
DEPOSIT-EUROPEAN-1.1%
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL CERTIFICATE OF DEPOSIT-EUROPEAN
                                        (COST-$6,000,159)                                                         6,012,675
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER-         16,000,000    Abbey National N.A. Corp. ..................    5.44        5/30/96      15,634,160
40.9%                      6,590,000    Allomon Funding Corp. ......................    6.00        1/19/96       6,566,935
                          15,000,000    American Express Credit Corp. ..............    5.62        4/11/96      14,762,533
                           3,132,000    Asset Securitization Cooperative Corp. .....    5.70        2/02/96       3,114,644
                           4,500,000    Beta Finance Inc. ..........................    5.65        2/23/96       4,460,240
                           1,907,000    CSW Credit, Inc. ...........................    5.75        1/18/96       1,900,876
                          25,000,000    CXC Inc. ...................................    5.66        2/23/96      24,779,111
                          10,748,000    Ford Motor Credit Co. ......................    5.62        3/27/96      10,601,857
                          10,000,000    General Electric Capital Corp...............    5.59        4/22/96       9,824,944
                          24,000,000    General Motors Acceptance Corp. ............    5.80        2/01/96      23,868,533
                           7,000,000    Goldman Sachs Group, L.P. ..................    5.60        4/12/96       6,888,117
                          13,000,000    International Nederlanden (US) Funding
                                        Corp. ......................................    5.65        2/23/96      12,885,138
                           7,228,000    Korea Development Bank .....................    5.68        2/20/96       7,167,558
                           5,924,000    McKenna Triangle National Corp. ............    5.74        1/16/96       5,906,880
                           5,000,000    Oesterreichische Kontrollbank
                                        Aktiengesellschaft .........................    5.59        3/27/96       4,932,014
                          17,000,000    Sandoz Corp. ...............................    5.65        2/21/96      16,855,160
                           2,310,000    Svenska Handelsbanken, Inc. ................    5.75        2/01/96       2,297,565
                           2,000,000    Svenska Handelsbanken, Inc..................    5.68        2/16/96       1,984,429
                           8,000,000    Sweden, Kingdom of .........................    5.68        2/20/96       7,933,102
                          19,000,000    Sweden, Kingdom of .........................    5.60        3/11/96      18,788,097
                          10,000,000    Transamerica Finance Corp...................    5.73        2/01/96       9,945,883
                          13,000,000    Transamerica Finance Corp...................    5.68        2/23/96      12,885,138
                           1,028,000    Windmill Funding Corp. .....................    5.77        1/17/96       1,024,864
                           5,133,000    Windmill Funding Corp. .....................    5.70        1/19/96       5,115,693
                           2,157,000    Windmill Funding Corp. .....................    5.75        1/26/96       2,147,303
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL COMMERCIAL PAPER (COST-$232,249,313)                              232,270,774
---------------------------------------------------------------------------------------------------------------------------
CORPORATE                 16,000,000    Beta Finance Inc.+..........................    5.88        9/16/96      16,000,000
NOTES-7.7%                 5,000,000    Beta Finance Inc.+..........................    5.825       9/25/96       5,000,000
                           3,000,000    SMM Trust 1995-K+...........................    5.833       6/14/96       3,000,000
                          20,000,000    SMM Trust 1995-Q+...........................    5.938       1/08/97      19,998,072
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE NOTES (COST-$43,997,709)                                 43,998,072
---------------------------------------------------------------------------------------------------------------------------
MASTER NOTES-3.7%          8,000,000    Goldman Sachs Group, L.P.+ .................    5.89        2/14/96       8,000,000
                          10,000,000    Goldman Sachs Group, L.P.+ .................    5.82        8/09/96      10,000,000
                           3,000,000    Toyota Motor Credit Corp.+ .................    5.847       9/13/96       2,998,559
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL MASTER NOTES (COST-$20,998,559)                                    20,998,559
---------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                5,000,000    Abbey National Treasury Services PLC........    6.45        5/15/96       5,015,500
NOTES-4.4%                 5,000,000    Bear Stearns Companies, Inc. ...............    6.083       5/24/96       5,003,639
                          10,000,000    CIT Group Holdings, Inc., The ..............    5.81        9/12/96       9,993,850
                           5,000,000    General Electric Capital Corp...............    7.625       7/30/96       5,058,950
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL MEDIUM-TERM NOTES (COST-$25,046,634)                               25,071,939
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                                                                                       INTEREST    MATURITY       VALUE
                        FACE AMOUNT                        ISSUE                        RATE*        DATE       (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,          $    940,000    Federal Home Loan Bank......................    6.09  %     3/08/96    $    930,221
AGENCY &                   9,550,000    Federal National Mortgage Association.......    5.34        4/05/96       9,412,735
INSTRUMENTALITY            5,000,000    Federal National Mortgage Association.......    5.11       10/30/96       4,784,950
OBLIGATIONS-               3,000,000    US Treasury Bills...........................    6.59        2/08/96       2,981,772
DISCOUNT-3.2%
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                        OBLIGATIONS-DISCOUNT (COST-$18,100,353)                                  18,109,678
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,            10,000,000    Federal Farm Credit Bank+...................    5.88       11/25/97       9,996,001
AGENCY &                   6,000,000    Federal Home Loan Bank+.....................    6.21        6/17/96       6,000,000
INSTRUMENTALITY            2,000,000    Federal Home Loan Bank+.....................    6.21        6/21/96       2,000,000
OBLIGATIONS-               8,000,000    Federal Home Loan Bank+.....................    5.15        9/12/96       7,997,017
NON-DISCOUNT-40.1%         3,000,000    Federal Home Loan Bank......................    5.983      12/01/97       3,000,936
                           4,000,000    Federal Home Loan Bank+.....................    6.20       10/11/00       4,000,000
                          20,000,000    Federal National Mortgage Association+......    5.15        2/07/96      20,000,000
                          21,000,000    Federal National Mortgage Association.......    6.86        2/28/96      21,039,375
                          10,000,000    Federal National Mortgage Association+......    5.15        5/10/96       9,998,246
                           8,000,000    Federal National Mortgage Association+......    6.08        5/13/96       8,000,000
                           5,000,000    Federal National Mortgage Association+......    6.08        5/24/96       5,000,000
                          25,000,000    Federal National Mortgage Association+......    5.593      10/11/96      25,000,000
                           4,400,000    Federal National Mortgage Association.......    6.18       11/04/96       4,391,200
                          15,000,000    Federal National Mortgage Association+......    5.27        2/21/97      15,000,000
                           8,000,000    Federal National Mortgage Association+......    6.20        5/19/97       8,000,000
                           8,000,000    Federal National Mortgage Association+......    6.25        5/14/98       8,000,000
                          15,000,000    Student Loan Marketing Association+.........    5.23        5/14/96      15,004,307
                           6,000,000    Student Loan Marketing Association..........    5.97       10/04/96       5,998,200
                           5,000,000    Student Loan Marketing Association+.........    5.41        1/14/97       5,000,000
                          10,000,000    Student Loan Marketing Association+.........    5.45        1/23/97      10,009,259
                           1,000,000    US Treasury Notes...........................    4.25       12/31/95         999,939
                           1,500,000    US Treasury Notes...........................    4.00        1/31/96       1,497,717
                             500,000    US Treasury Notes...........................    5.875       5/31/96         501,250
                           5,000,000    US Treasury Notes...........................    6.875       2/28/97       5,092,185
                           3,300,000    US Treasury Notes...........................    6.125       5/31/97       3,339,188
                           3,000,000    US Treasury Notes...........................    6.00        8/31/97       3,036,093
                           2,300,000    US Treasury Notes...........................    5.625      10/31/97       2,316,530
                           9,000,000    US Treasury Notes...........................    5.375      11/30/97       9,025,308
                           8,750,000    US Treasury Notes...........................    5.25       12/31/97       8,759,564
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                        OBLIGATIONS-NON-DISCOUNT (COST-$227,830,369)                            228,002,315
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS
                                        (COST-$574,223,096)-101.1%..................                            574,464,012
                                        LIABILITIES IN EXCESS OF OTHER
                                        ASSETS-(1.1)%...............................                            (6,025,081)
                                                                                                               ------------
                                        NET ASSETS-100.0%...........................                           $568,438,931
                                                                                                               =============
---------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are the rates in effect at December 31, 1995.
+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                           SHARES                                                                 VALUE         PERCENT OF
       INDUSTRY             HELD               US STOCKS & WARRANTS              COST           (NOTE 1A)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE                    260,000     Boeing Co. (The)................   $   16,742,836    $   20,377,500         1.7%
                             225,000     United Technologies Corp. ......       18,033,674        21,346,875         1.8
                                                                            --------------    --------------    --------
                                                                                34,776,510        41,724,375         3.5
------------------------------------------------------------------------------------------------------------------------
ALUMINUM                     275,000     Aluminum Co. of America.........       15,471,164        14,540,625         1.3
------------------------------------------------------------------------------------------------------------------------
APPLIANCES                   100,000     Whirlpool Corp. ................        5,451,101         5,325,000         0.5
------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                 560,000     Ford Motor Co. .................       16,660,018        16,240,000         1.4
------------------------------------------------------------------------------------------------------------------------
BANKING                      450,000     Bank of New York, Inc. .........       13,748,785        21,937,500         1.9
                              65,000     Bank of New York, Inc.
                                          (Warrants) (b).................          581,250         2,348,125         0.2
                                                                            --------------    --------------    --------
                                                                                14,330,035        24,285,625         2.1
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                    120,000     Eastman Chemical Co. ...........        7,419,729         7,515,000         0.6
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION                 75,000     +ADC Telecommunications Inc. ...        1,327,146         2,718,750         0.2
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES            430,000     General Motors Corp. (Class
                                          E).............................       17,666,287        22,360,000         1.9
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                   255,800     Corning Inc. ...................        7,062,483         8,185,600         0.7
INSTRUMENTS                  130,000     Texas Instruments Inc. .........        9,340,387         6,727,500         0.6
                                                                            --------------    --------------    --------
                                                                                16,402,870        14,913,100         1.3
------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL        900,000     Wheelabrator Technologies
                                          Inc. ..........................       12,685,898        15,075,000         1.3
------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS            113,600     Stanley Works Co. ..............        5,642,265         5,850,400         0.5
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE                   500,000     +Humana Inc. ...................       10,126,461        13,687,500         1.2
------------------------------------------------------------------------------------------------------------------------
INSURANCE                    240,000     Aetna Life & Casualty Co. ......       14,142,864        16,620,000         1.4
                             290,000     Allstate Corp. .................        9,530,478        11,926,250         1.0
                             136,000     National Re Corp. ..............        3,925,962         5,168,000         0.4
                                                                            --------------    --------------    --------
                                                                                27,599,304        33,714,250         2.8
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   93,100     Enron Corp. ....................        3,519,437         3,549,437         0.3
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 350,000     Dresser Industries, Inc. .......        8,202,997         8,531,250         0.7
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                    125,000     Pennzoil Co. ...................        4,942,988         5,281,250         0.5
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              280,000     Abbott Laboratories.............       11,465,549        11,690,000         1.0
                             200,000     Merck & Co., Inc. ..............       12,022,994        13,150,000         1.2
                                                                            --------------    --------------    --------
                                                                                23,488,543        24,840,000         2.2
------------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                  300,000     Eastman Kodak Co. ..............       16,545,792        20,100,000         1.7
------------------------------------------------------------------------------------------------------------------------
RETAIL                       300,000     Sears, Roebuck & Co. ...........       10,450,028        11,700,000         1.0
------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS       142,500     Fisher Scientific International,
                                          Inc ...........................        4,660,834         4,755,937         0.4
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           200,000     AT&T Corp. .....................       13,137,910        12,950,000         1.1
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL US STOCKS & WARRANTS            270,507,317       309,657,499        26.5
------------------------------------------------------------------------------------------------------------------------

       COUNTRY                                  FOREIGN STOCKS++++
------------------------------------------------------------------------------------------------------------------------

CANADA                       135,000     Magna International Inc. (2)....        5,358,058         5,838,750         0.5
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN CANADA             5,358,058         5,838,750         0.5
------------------------------------------------------------------------------------------------------------------------
CHILE                         71,600     Cristalerias de Chile S.A.
                                          (ADR) (a)(7)...................        1,514,450         1,593,100         0.1
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN CHILE              1,514,450         1,593,100         0.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                 VALUE         PERCENT OF
       COUNTRY              HELD                FOREIGN STOCKS++++               COST           (NOTE 1A)       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
HONG KONG                  3,000,000     +Hong Kong Telecommunications,
                                          Ltd. (26)......................   $    5,306,140    $    5,354,371         0.5%
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN HONG KONG          5,306,140         5,354,371         0.5
------------------------------------------------------------------------------------------------------------------------
INDONESIA                      4,400     PT Indonesian Satellite Corp.
                                          (ADR) (a)(26)..................          141,020           160,600         0.0
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN INDONESIA            141,020           160,600         0.0
------------------------------------------------------------------------------------------------------------------------
JAPAN                        300,000     Canon, Inc. (37)................        5,504,760         5,433,940         0.5
                             600,000    +Nomura Securities Co.,
                                          Ltd. (10)......................       11,802,137        13,076,327         1.1
                             450,000     Tokio Marine & Fire Insurance
                                          Co. (14).......................        5,357,596         5,884,347         0.5
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN JAPAN             22,664,493        24,394,614         2.1
------------------------------------------------------------------------------------------------------------------------
MEXICO                       633,200    +Grupo Carso, S.A. de C.V.
                                          (ADR) (a)(15)++................        5,523,580         6,411,150         0.5
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN MEXICO             5,523,580         6,411,150         0.5
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                   80,000     Royal Dutch Petroleum Co. N.V.
                                          (ADR) (a)(16)..................       10,689,870        11,290,000         1.0
                             450,000     Singer Co. N.V. (1).............       12,592,274        12,543,750         1.1
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN THE
                                          NETHERLANDS                           23,282,144        23,833,750         2.1
------------------------------------------------------------------------------------------------------------------------
SPAIN                        130,000     Repsol S.A. (ADR) (a)(30).......        4,277,429         4,273,750         0.4
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN SPAIN              4,277,429         4,273,750         0.4
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                    8,000     Sandoz AG (Registered) (38).....        6,945,256         7,341,618         0.6
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS IN SWITZERLAND        6,945,256         7,341,618         0.6
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL FOREIGN STOCKS                   75,012,570        79,201,703         6.8
------------------------------------------------------------------------------------------------------------------------

                            FACE         US & FOREIGN GOVERNMENT & AGENCY
                          AMOUNT*                  OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT      $  5,000,000     Republic of Italy, 8.75% due
OBLIGATIONS                               2/08/2001......................        5,373,050         5,582,820         0.5
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY      10,000,000     Federal Home Loan Mortgage
  OBLIGATIONS                             Corp., 6.30% due 5/15/2008.....        9,210,937         9,826,562         0.8
                                         Federal National Mortgage
                                         Association:
                          10,000,000         7.85% due 9/10/2004.........        9,985,937        10,635,900         0.9
                          29,628,729         6.50% due 12/15/2010........       29,573,175        29,813,908         2.6
                          13,877,931         8% due 10/01/2024...........       13,251,256        14,372,263         1.2
                                                                            --------------    --------------    --------
                                                                                62,021,305        64,648,633         5.5
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                            US Treasury Notes:
OBLIGATIONS               40,000,000         7.875% due 8/15/2001........       39,230,800        44,674,800         3.8
                           6,000,000         7.50% due 11/15/2001........        6,023,437         6,608,460         0.6
                          25,000,000         6.25% due 2/15/2003.........       25,710,937        26,082,000         2.2
                          15,000,000     US Treasury STRIPS+++, 6.35%**
                                          due 5/15/2000..................       11,418,575        11,910,600         1.0
                                                                            --------------    --------------    --------
                                                                                82,383,749        89,275,860         7.6
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL US & FOREIGN
                                         GOVERNMENT &
                                         AGENCY OBLIGATIONS                    149,778,104       159,507,313        13.6
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                            FACE                                                                  VALUE         PERCENT OF
                          AMOUNT*             SHORT-TERM SECURITIES              COST           (NOTE 1A)       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL              $ 50,000,000     ANZ (Delaware), Inc., 5.70% due
PAPER***                                  1/19/1996......................   $   49,841,667    $   49,841,667         4.3%
                          44,458,000     Associates Corp. of North
                                          America, 6% due 1/02/1996......       44,435,771        44,435,771         3.8
                                         Corporate Asset Funding Co.
                                         Inc.:
                          45,000,000         5.75% due 1/05/1996.........       44,956,875        44,956,875         3.8
                          15,000,000         5.60% due 2/02/1996.........       14,920,667        14,920,667         1.3
                                         General Motors Acceptance Corp.:
                          10,000,000         5.72% due 1/19/1996.........        9,968,222         9,968,222         0.9
                          25,000,000         5.77% due 1/22/1996.........       24,907,840        24,907,840         2.1
                          50,000,000     Goldman Sachs Group L.P., 5.75%
                                          due 1/12/1996..................       49,896,181        49,896,181         4.3
                          15,000,000     Kimberly-Clark Corp., 5.60% due
                                          1/30/1996......................       14,927,667        14,927,667         1.3
                          30,000,000     Morgan (J.P.) & Company, Inc.,
                                          5.63% due 2/02/1996............       29,840,483        29,840,483         2.6
                          40,000,000     Morgan Stanley Group,
                                          Incorporated, 5.65% due
                                          1/24/1996......................       39,843,056        39,843,056         3.4
                                         National Fleet Funding Corp.:
                          15,000,000         5.77% due 1/17/1996.........       14,956,725        14,956,725         1.3
                          45,000,000         5.77% due 2/02/1996.........       44,754,775        44,754,775         3.8
                          40,000,000     PHH Corp., 5.78% due
                                          1/10/1996......................       39,929,356        39,929,356         3.4
                          30,000,000     Preferred Receivable Funding
                                          Corp., 5.80% due 1/24/1996.....       29,879,167        29,879,167         2.6
                          31,500,000     Raytheon Company, 5.73% due
                                          1/08/1996......................       31,454,876        31,454,876         2.7
                          45,000,000     Riverwoods Funding Corp., 5.77%
                                          due 1/10/1996..................       44,920,663        44,920,663         3.8
                          45,000,000     Transamerica Finance Corp.,
                                          5.73% due 1/25/1996............       44,813,775        44,813,775         3.8
                          25,000,000     Westpac Banking Corporation,
                                          5.82% due 1/11/1996............       24,951,500        24,951,500         2.1
                          25,000,000     Xerox Corp., 5.75% due
                                          1/26/1996......................       24,892,188        24,892,188         2.1
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES           624,091,454       624,091,454        53.4
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS...............   $1,119,389,445     1,172,457,969       100.3
                                                                            ==============
                                         LIABILITIES IN EXCESS OF OTHER
                                         ASSETS..........................                         (3,101,433)       (0.3)
                                                                                              --------------    --------
                                         NET ASSETS......................                     $1,169,356,536       100.0%
                                                                                              ==============    ========
------------------------------------------------------------------------------------------------------------------------

  * Denominated in US dollars unless otherwise indicated.

 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

*** Commercial paper is traded on a discount basis; the interest rates shown are discount rates paid at the time of purchase by the Portfolio.

(a) American Depositary Receipts (ADR).

(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  + Non-income producing security.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

 ++ Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $6,411,000, representing 0.5% of net assets.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                               VALUE
                                 ISSUE                                     ACQUISITION DATE       COST       (NOTE 1A)

-----------------------------------------------------------------------------------------------------------------------
    Grupo Carso, S.A. de C.V. (ADR).....................................      11/27/1991       $5,523,580    $6,411,150
-----------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                      $5,523,580    $6,411,150
                                                                                               ==========    ==========
-----------------------------------------------------------------------------------------------------------------------

    +++ STRIPS--Separate Trading of Registered Interest and Principal of
        Securities.

    ++++ Corresponding industry groups for foreign stocks and bonds.

       (1) Appliances
       (2) Auto Parts
       (3) Banking
       (4) Beverages
       (5) Chemicals
       (6) Communication Equipment
       (7) Containers
       (8) Electrical Equipment
       (9) Electronics
      (10) Financial Services
      (11) Energy-Related
      (12) Government Entities
      (13) Industrial Components
      (14) Insurance
      (15) Multi-Industry
      (16) Oil-Integrated
      (17) Real Estate
      (18) Retail
      (19) Semiconductors
      (20) Soap
      (21) Tools
      (22) Utilities-Communications
      (23) Utilities-Electric
      (24) Utilities-Water
      (25) Media-Publishing
      (26) Telecommunications
      (27) Food Processing
      (28) Metals
      (29) Advertising
      (30) Petroleum
      (31) Computers
      (32) Tobacco
      (33) Railroads
      (34) Automotive
      (35) Containers
      (36) Leisure & Entertainment
      (37) Photography
      (38) Pharmaceuticals

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1995
--------------------------------------------------------------------------------

                           SHARES                                                                    VALUE        PERCENT OF
       INDUSTRY             HELD                        STOCKS                        COST         (NOTE 1A)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

ALUMINUM                       6,000    Alcan Aluminium, Ltd. .................   $    125,670    $    186,750          0.9%
                               2,400    Aluminum Co. of America................        125,210         126,900          0.6
                              10,800    Comalco Ltd. ..........................         38,884          57,903          0.3
                                                                                  ------------    ------------    -----------
                                                                                       289,764         371,553          1.8
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     50,000    Asahi Chemical Industry Co., Ltd. .....        368,524         382,604          1.8
                               3,300    Dow Chemical Co. ......................        227,401         232,238          1.1
                               3,700    du Pont (E.I.) de Nemours & Co.........        180,684         258,538          1.3
                                                                                  ------------    ------------    -----------
                                                                                       776,609         873,380          4.2
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES         13,500    Canadian Pacific, Ltd. ................        213,480         244,688          1.2
COMPANIES                      8,100    Coastal Corp. .........................        229,504         301,725          1.4
                              13,000    Cyprus Amax Minerals Co. ..............        366,857         339,625          1.6
                               3,333    Freeport-McMoRan Inc...................         80,935         123,321          0.6
                               2,400    Magma Copper Co. ......................         39,060          66,900          0.3
                              20,400    Norcen Energy Resources Ltd. ..........        334,743         306,531          1.5
                              11,500    Occidental Petroleum Corp. ............        237,877         245,813          1.2
                              25,500    RGC Ltd. ..............................         98,847         127,044          0.6
                                                                                  ------------    ------------    -----------
                                                                                     1,601,303       1,755,647          8.4
-----------------------------------------------------------------------------------------------------------------------------
GOLD                          50,210    +Acacia Resources Ltd. ................         86,202          90,354          0.4
                              10,000    +Amax Gold, Inc. ......................         62,953          72,500          0.3
                              96,800    +Delta Gold N.L........................        187,358         234,656          1.1
                               9,000    Driefontein Consolidated Ltd. .........        137,395         114,213          0.6
                              30,000    +Newcrest Mining Ltd. .................        127,314         126,263          0.5
                              10,513    Newmont Mining Corp. ..................        447,210         475,713          2.3
                              19,000    Placer Dome Inc. ......................        445,989         458,375          2.2
                              43,000    Santa Fe Pacific Gold Corp. ...........        582,630         521,375          2.5
                                                                                  ------------    ------------    -----------
                                                                                     2,077,051       2,093,449          9.9
-----------------------------------------------------------------------------------------------------------------------------
METALS & MINING                7,000    ASARCO Inc. ...........................        188,753         224,000          1.1
                               8,922    CRA Ltd. ..............................        106,677         130,963          0.6
                              15,400    Falconbridge Ltd. (Installment
                                         Receipts) (b).........................        124,459         134,043          0.6
                               1,375    Freeport-McMoRan Copper & Gold Inc.
                                         (Class A).............................         31,861          38,500          0.2
                               7,034    Freeport-McMoRan Copper & Gold Inc. ...        151,325         197,831          1.0
                             188,000    M.I.M. Holdings Ltd. ..................        417,352         260,022          1.2
                              54,000    +Mitsubishi Materials Corp. ...........        273,415         279,833          1.3
                              22,000    Nippon Light Metal Co., Ltd. ..........        130,910         126,153          0.6
                              14,000    Noranda Inc. ..........................        258,833         288,610          1.4
                              19,000    Outokumpu OY...........................        347,398         302,053          1.5
                               5,400    +PT Tambang Timah (GDR)**(a)...........         66,782          62,802          0.3
                               3,500    Phelps Dodge Corp. ....................        199,622         217,875          1.0
                              61,000    QNI Ltd. ..............................        122,703         128,821          0.6
                              30,000    The RTZ Corp. PLC......................        385,579         435,858          2.1
                             175,000    +Savage Resources Ltd. ................        132,811         121,021          0.6
                              33,000    Sumitomo Metal Mining Co., Ltd. .......        275,497         296,629          1.4
                              19,500    Trelleborg 'B' Fria....................        254,451         210,386          1.0
                              69,800    WMC Ltd. ..............................        398,407         448,444          2.1
                                                                                  ------------    ------------    -----------
                                                                                     3,866,835       3,903,844         18.6
-----------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS           90,100    +Ampolex Ltd...........................        280,111         196,975          0.9
                               5,500    Anadarko Petroleum Corp. ..............        268,607         297,688          1.4
                               9,500    Apache Corp. ..........................        253,921         280,250          1.3
                              23,000    +Chauvco Resources Ltd. ...............        271,708         206,516          1.0
                              10,200    Enron Oil & Gas Co. ...................        218,353         244,800          1.2
                              45,700    Enterprise Oil PLC.....................        294,330         280,905          1.3
                               5,000    Louisiana Land and Exploration
                                         Co. (The).............................        194,446         214,375          1.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1995 (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                 VALUE (NOTE     PERCENT OF
       INDUSTRY             HELD                  STOCKS (CONCLUDED)                  COST            1A)         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS           15,000    Mitchell Energy & Development Corp.
(CONCLUDED)                              (Class B).............................   $    262,459    $    281,250          1.4%
                              12,000    +Oryx Energy Co. ......................        199,885         160,500          0.8
                              57,000    Ranger Oil Ltd. .......................        385,100         356,250          1.7
                               9,000    Sonat Inc. ............................        286,305         320,625          1.5
                               1,900    Triton Energy Corp. ...................         63,563         109,012          0.5
                               8,200    Vastar Resources, Inc. ................        224,963         260,350          1.2
                                                                                  ------------    ------------    -----------
                                                                                     3,203,751       3,209,496         15.2
-----------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                 3,900    Amoco Corp.............................        214,784         280,312          1.3
                               4,200    British Petroleum Co. PLC (ADR)*.......        320,502         428,925          2.0
                                 800    Mobil Corp. ...........................         77,890          89,600          0.4
                               1,200    OMV AG.................................        128,441         104,384          0.5
                              14,600    Petro-Canada (Installment Receipts)....         68,851          83,950          0.4
                               6,900    Repsol, S.A. ..........................        199,089         226,206          1.1
                               6,400    +Societe Nationale Elf Aquitaine (ADR)*...      227,337        235,200          1.1
                               6,200    +Total, S.A. (Class B).................        377,052         418,885          2.0
                              14,500    Unocal Corp. ..........................        409,628         422,312          2.0
                              13,000    YPF, S.A. (ADR)*.......................        321,087         281,125          1.4
                                                                                  ------------    ------------    -----------
                                                                                     2,344,661       2,570,899         12.2
-----------------------------------------------------------------------------------------------------------------------------
OIL SERVICE                    4,100    +Coflexip Stena Offshore, Inc.
                                         (ADR)*................................         88,150          76,875          0.4
                               9,100    IHC Caland N.V.........................        204,733         306,837          1.4
                               5,200    Schlumberger Ltd. .....................        331,634         360,100          1.7
                                                                                  ------------    ------------    -----------
                                                                                       624,517         743,812          3.5
-----------------------------------------------------------------------------------------------------------------------------
PAPER & PULP                  14,400    Aracruz Celulose S.A. (ADR)*...........        115,506         111,600          0.5
                              17,400    Avenor Inc. ...........................        346,730         298,120          1.4
                               6,700    Georgia-Pacific Corp. .................        513,239         459,787          2.2
                               7,000    International Paper Co. ...............        235,182         265,125          1.3
                               2,716    Kimberly-Clark Corp. ..................         68,869         224,749          1.1
                               6,000    Metsa Serla OY 'B'.....................        262,339         185,241          0.9
                               6,600    Mo Och Domsjo AB Co. ..................        278,259         281,843          1.3
                               9,600    Weyerhaeuser Co. ......................        401,338         415,200          1.9
                               4,000    Willamette Industries, Inc. ...........        167,500         224,000          1.1
                                                                                  ------------    ------------    -----------
                                                                                     2,388,962       2,465,665         11.7
-----------------------------------------------------------------------------------------------------------------------------
PLANTATIONS                   59,000    Golden Hope Plantations BHD............        109,022          98,546          0.4
                              38,000    Kuala Lumpur Kepong BHD................         77,755         120,504          0.6
                                                                                  ------------    ------------    -----------
                                                                                       186,777         219,050          1.0
-----------------------------------------------------------------------------------------------------------------------------
REFINING                      22,500    Total Petroleum (North America),
                                         Ltd. .................................        331,454         219,375          1.1
-----------------------------------------------------------------------------------------------------------------------------
STEEL                          6,300    +Koninklijke Nederlansche Hoogovens en
                                         Staalfabrienken N.V. .................        252,640         211,246          1.0
                             103,000    Nippon Steel Corp. ....................        351,861         353,177          1.7
                             123,000    +Sumitomo Metal Industries, Ltd. ......        389,809         372,908          1.8
                                                                                  ------------    ------------    -----------
                                                                                       994,310         937,331          4.5
-----------------------------------------------------------------------------------------------------------------------------
WOOD                          10,600    Louisiana-Pacific Corp. ...............        300,986         257,050          1.2
-----------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCKS                                18,986,980      19,620,551         93.3
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1995 (Concluded)
--------------------------------------------------------------------------------

                            FACE                                                                  VALUE (NOTE     PERCENT OF
                           AMOUNT                SHORT-TERM SECURITIES                COST            1A)         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY   $   305,000    Federal Home Loan Bank, 5.66% due
                                         1/18/1996.............................   $    304,041    $    304,041          1.4%
OBLIGATIONS***             1,161,000    Federal Home Loan Mortgage Corp., 5.75%
                                         due 1/02/1996.........................      1,160,258       1,160,258          5.5
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES                  1,464,299       1,464,299          6.9
---------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS......................   $ 20,451,279      21,084,850        100.2
                                                                                   ===========
                                        LIABILITIES IN EXCESS OF OTHER
                                         ASSETS................................                        (50,113)        (0.2)
                                                                                                  ------------    ---------
                                        NET ASSETS.............................                   $ 21,034,737        100.0%
                                                                                                   ===========    =========
---------------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * American Depositary Receipts (ADR).

 ** Global Depositary Receipts (GDR).

*** Certain US Government & Agency Obligations are traded on a discount basis;
    the interest rates shown are the discount rates paid at the time of the purchase by the Portfolio.

(a) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $63,000, representing 0.3% of net assets.

---------------------------------------------------------------------------------------------------------------------
                                                                                                               VALUE
                              ISSUE                                      ACQUISITION DATES         COST      (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
    PT Tambang Timah (GDR)........................................      10/6/95 - 11/22/95        $66,782     $62,802
---------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                         $66,782     $62,802
                                                                                                  ========   ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 1995
--------------------------------------------------------------------------------

                                                                                              CAPITAL          GLOBAL
                                                                             BALANCED          STOCK          STRATEGY
                                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)........................................   $ 94,621,843    $ 254,129,863    $ 205,471,283
Cash....................................................................        224,144           31,700           68,483
Foreign cash (Note 1f)..................................................             --               --           31,590
Interest receivable.....................................................        843,467               --          779,040
Receivable for securities sold..........................................      1,811,685          150,632          261,530
Receivable for capital shares sold......................................        212,587          501,790        2,532,919
Dividends receivable....................................................         60,506          212,471          201,706
Receivable for loaned securities (Note 7)...............................             --               --               --
Unrealized appreciation on forward foreign exchange contracts (Note
  1e)...................................................................             --               --        3,911,706
Prepaid registration fees and other assets (Note 1d)....................          4,248           10,118            8,317
                                                                           ------------    -------------    -------------
  Total assets..........................................................     97,778,480      255,036,574      213,266,574
                                                                           ------------    -------------    -------------
LIABILITIES:
Payable for securities purchased........................................        533,018        1,277,731          427,171
Payable for capital shares redeemed.....................................         16,974          681,505           41,447
Payable to investment adviser (Note 2)..................................         25,133           65,784           53,852
Accrued expenses and other liabilities..................................         22,678           54,660           61,365
                                                                           ------------    -------------    -------------
  Total liabilities.....................................................        597,803        2,079,680          583,835
                                                                           ------------    -------------    -------------
NET ASSETS..............................................................   $ 97,180,677    $ 252,956,894    $ 212,682,739
                                                                            ===========    =============    =============
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+..........................................   $    653,908    $   1,059,127    $   1,394,790
Paid-in capital in excess of par........................................     82,143,820      199,799,989      195,015,620
Undistributed investment income -- net..................................      1,945,845        2,259,853        1,000,662
Undistributed (accumulated) realized capital gains (losses) on
  investments and foreign currency transactions -- net (Note 5).........      1,979,502       36,850,196       (2,097,063)
Unrealized appreciation (depreciation) on investments and foreign
  currency transactions -- net..........................................     10,457,602       12,987,729       17,368,730
                                                                           ------------    -------------    -------------
NET ASSETS..............................................................   $ 97,180,677    $ 252,956,894    $ 212,682,739
                                                                            ===========    =============    =============
Capital shares outstanding..............................................      6,539,075       10,591,267       13,947,903
                                                                            ===========    =============    =============
Net asset value, offering and redemption price per share................   $      14.86    $       23.88    $       15.25
                                                                            ===========    =============    =============
*Identified cost........................................................   $ 84,164,241    $ 241,141,763    $ 192,013,476
                                                                            ===========    =============    =============
+Authorized shares......................................................    100,000,000      100,000,000      100,000,000
                                                                            ===========    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      INTERMEDIATE      LONG TERM
       GROWTH            HIGH          GOVERNMENT       CORPORATE           MONEY             MULTIPLE          NATURAL
       STOCK            YIELD             BOND             BOND            RESERVE            STRATEGY         RESOURCES
     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------
    $186,734,312     $104,413,796     $235,399,792     $122,866,080     $  574,464,012     $1,172,457,969     $21,084,850
              82           17,181              832            1,200             26,063             80,267           3,413
              --               --               --               --                 --                 --             419
              --        2,055,051        4,072,147        2,146,821          2,954,460          2,725,168              --
              --               --               --               --         10,012,109            509,031         116,579
         179,706        1,404,502          150,588          202,192                 --            115,037          14,735
         169,823               --               --               --                 --            604,768          26,318
              --               --            3,941              574                 --                 --              --
              --               --               --               --                 --                 --              --
           6,801            4,941           10,973            5,687              7,342             46,960             885
    ------------     ------------     ------------     ------------     --------------     --------------     -----------
     187,090,724      107,895,471      239,638,273      125,222,554        587,463,986      1,176,539,200      21,247,199
    ------------     ------------     ------------     ------------     --------------     --------------     -----------
       2,271,630               --               --               --         18,765,612          3,519,437          76,002
         590,036          460,433          194,772          133,800                 --          3,153,791         117,789
          47,906           26,966           62,334           32,386            151,170            305,844           6,028
          28,720           29,924           41,159           23,484            108,273            203,592          12,643
    ------------     ------------     ------------     ------------     --------------     --------------     -----------
       2,938,292          517,323          298,265          189,670         19,025,055          7,182,664         212,462
    ------------     ------------     ------------     ------------     --------------     --------------     -----------
    $184,152,432     $107,378,148     $239,340,008     $125,032,884     $  568,438,931     $1,169,356,536     $21,034,737
    =============    =============    =============    =============    ==============     ==============     ===========
    $    765,512     $  1,193,794     $  2,097,650     $  1,040,239     $   56,819,802     $    6,783,614     $   257,606
     151,125,510      112,145,033      233,426,013      119,068,403        511,378,213        974,487,635      31,444,908
         765,847          932,582        1,268,721          660,045                 --         21,714,389         208,783
       4,403,555       (3,504,150)      (8,743,241)      (2,841,117)                --        113,303,711     (11,510,615)
      27,092,008       (3,389,111)      11,290,865        7,105,314            240,916         53,067,187         634,055
    ------------     ------------     ------------     ------------     --------------     --------------     -----------
    $184,152,432     $107,378,148     $239,340,008     $125,032,884     $  568,438,931     $1,169,356,536     $21,034,737
    =============    =============    =============    =============    ==============     ==============     ===========
       7,655,120       11,937,940       20,976,496       10,402,394        568,198,015         67,836,135       2,576,060
    =============    =============    =============    =============    ==============     ==============     ===========
    $      24.06     $       8.99     $      11.41     $      12.02     $         1.00     $        17.24     $      8.17
    =============    =============    =============    =============    ==============     ==============     ===========
    $159,642,304     $107,802,907     $224,108,927     $115,760,766     $  574,223,096     $1,119,389,445     $20,451,279
    =============    =============    =============    =============    ==============     ==============     ===========
     100,000,000      100,000,000      100,000,000      100,000,000      2,000,000,000        300,000,000     100,000,000
    =============    =============    =============    =============    ==============     ==============     ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 1995
--------------------------------------------------------------------------------

                                                                                            CAPITAL          GLOBAL
                                                                          BALANCED           STOCK          STRATEGY
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1B & 1C):
Interest and discount earned*.........................................   $ 3,188,164      $ 1,699,063      $ 5,606,948
Dividends*............................................................       997,331        3,493,084        2,809,565
Other income..........................................................            --            7,582               --
                                                                         -----------      -----------      -----------
Total income..........................................................     4,185,495        5,199,729        8,416,513
                                                                         -----------      -----------      -----------
EXPENSES:
Investment advisory fees (Note 2).....................................       285,553          747,388          691,473
Custodian fees........................................................        12,750           56,650          138,692
Accounting services (Note 2)..........................................        10,085           44,428           41,602
Professional fees.....................................................         7,408           12,657           13,123
Printing and shareholder reports......................................         5,593            8,662           12,316
Transfer agent fees (Note 2)..........................................         5,010            5,010            5,010
Pricing services......................................................           374            2,535            6,540
Directors' fees and expenses..........................................           856            2,041            2,185
Registration fees (Note 1d)...........................................           995            2,251               --
Other.................................................................         1,192            7,975            1,504
                                                                         -----------      -----------      -----------
Total expenses........................................................       329,816          889,597          912,445
                                                                         -----------      -----------      -----------
Investment income -- net..............................................     3,855,679        4,310,132        7,504,068
                                                                         -----------      -----------      -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES 1C, 1E, 1F & 3):
Realized gain (loss) on investments -- net............................     1,979,502       36,850,212       (2,097,019)
Realized gain (loss) on foreign currency transactions -- net..........            --          (47,375)      (2,026,202)
Change in unrealized appreciation/depreciation on
  investments -- net..................................................    10,823,009        1,642,669       13,582,800
Change in unrealized appreciation/depreciation on foreign currency
  transactions -- net.................................................            --             (941)       3,657,038
                                                                         -----------      -----------      -----------
Total realized and unrealized gain on investments and foreign currency
  transactions -- net.................................................    12,802,511       38,444,565       13,116,617
                                                                         -----------      -----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................   $16,658,190      $42,754,697      $20,620,685
                                                                         ===========      ===========      ===========
*Net of withholding tax...............................................   $        --      $    97,258      $   240,084
                                                                         ===========      ===========      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    INTERMEDIATE      LONG TERM
      GROWTH           HIGH          GOVERNMENT       CORPORATE         MONEY          MULTIPLE        NATURAL
       STOCK           YIELD            BOND            BOND           RESERVE         STRATEGY       RESOURCES
     PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
    ------------------------------------------------------------------------------------------------------------
    $   311,462     $ 9,932,375     $16,838,602      $ 8,927,728     $33,763,422     $ 32,123,120    $  127,569
      1,338,117         101,126              --               --              --       10,803,309       469,816
             --         146,995         338,153          137,514              --           81,088            --
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
      1,649,579      10,180,496      17,176,755        9,065,242      33,763,422       43,007,517       597,385
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
        453,314         314,393         749,536          388,836       1,870,186        3,721,295        80,401
         13,017          16,712          30,707           24,341          31,303          198,862        24,907
         29,623          10,672          43,992           23,656           9,763          230,341            --
          8,510           7,721          14,080            9,011          44,135           52,027            --
          5,485           5,563          14,161            7,349          28,961           55,732         1,256
          4,593           5,011           5,009            5,010           5,010            5,010            --
            270           4,445           1,077            2,776              --            5,540         5,663
          1,115             840           2,164            1,143           5,256            9,947           415
          4,565              11              28               15              73              140            --
            935             348           5,431            3,395           8,547           20,639           512
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
        521,427         365,716         866,185          465,532       2,003,234        4,299,533       113,154
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
      1,128,152       9,814,780      16,310,570        8,599,710      31,760,188       38,707,984       484,231
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
      4,620,788         706,980         791,779        2,060,856         271,802      113,605,660       769,515
             --              --              --               --              --        3,649,813        (1,642)
     35,345,568       4,364,959      22,085,928       11,337,819         916,942       25,713,410     1,550,026
             --              --              --               --              --          (20,714)          440
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
     39,966,356       5,071,939      22,877,707       13,398,675       1,188,744      142,948,169     2,318,339
    -----------     -----------     -----------      -----------     -----------     ------------    ----------
    $41,094,508     $14,886,719     $39,188,277      $21,998,385     $32,948,932     $181,656,153    $2,802,570
    ===========     ===========     ===========      ===========     ===========     ============    ==========
    $     3,651     $        --     $        --      $        --     $        --     $    345,324    $   34,894
    ===========     ===========     ===========      ===========     ===========     ============    ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             BALANCED PORTFOLIO                CAPITAL STOCK PORTFOLIO
                                                       ------------------------------      --------------------------------
                                                                FOR THE YEAR                         FOR THE YEAR
                                                             ENDED DECEMBER 31,                   ENDED DECEMBER 31,
                                                       ------------------------------      --------------------------------
         INCREASE (DECREASE) IN NET ASSETS:                1995              1994              1995               1994
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net............................   $  3,855,679      $  3,495,455      $   4,310,132      $   2,850,892
Realized gain (loss) on investments and foreign
  currency transactions -- net......................      1,979,502         2,638,524         36,802,837         14,627,590
Change in unrealized appreciation/depreciation on
  investments.......................................     10,823,009        (9,897,682)         1,642,669        (29,422,358)
Change in unrealized appreciation/depreciation on
  foreign currency transactions.....................             --                --               (941)             1,038
                                                       ------------      ------------      -------------      -------------
Net increase (decrease) in net assets resulting from
  operations........................................     16,658,190        (3,763,703)        42,754,697        (11,942,838)
                                                       ------------      ------------      -------------      -------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS
  (NOTE 1G):
Investment income -- net............................     (3,730,461)       (3,126,480)        (3,382,544)        (2,631,150)
Realized gain on investments -- net.................     (2,637,146)       (1,294,833)       (14,631,128)       (22,655,649)
                                                       ------------      ------------      -------------      -------------
Net decrease in net assets resulting from dividends
  and distributions to shareholders.................     (6,367,607)       (4,421,313)       (18,013,672)       (25,286,799)
                                                       ------------      ------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from
  capital share transactions........................     10,996,845        (3,940,079)        21,568,591         19,906,036
                                                       ------------      ------------      -------------      -------------
NET ASSETS:
Total increase (decrease) in net assets.............     21,287,428       (12,125,095)        46,309,616        (17,323,601)
Beginning of year...................................     75,893,249        88,018,344        206,647,278        223,970,879
                                                       ------------      ------------      -------------      -------------
End of year*........................................   $ 97,180,677      $ 75,893,249      $ 252,956,894      $ 206,647,278
                                                        ===========       ===========      =============      =============
*Undistributed investment income -- net (Note 1h)...   $  1,945,845      $  1,820,627      $   2,259,853      $   1,452,601
                                                        ===========       ===========      =============      =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       GLOBAL STRATEGY PORTFOLIO            GROWTH STOCK PORTFOLIO               HIGH YIELD PORTFOLIO
    -------------------------------     -------------------------------     ------------------------------
             FOR THE YEAR                        FOR THE YEAR                        FOR THE YEAR
          ENDED DECEMBER 31,                  ENDED DECEMBER 31,                  ENDED DECEMBER 31,
    -------------------------------     -------------------------------     ------------------------------
        1995              1994              1995              1994              1995              1994
----------------------------------------------------------------------------------------------------------
    $   7,504,068     $   6,790,200     $   1,128,152     $   1,604,226     $   9,814,780     $  8,884,353
       (4,123,221)        2,882,617         4,620,788         6,082,192           706,980         (221,579)
       13,582,800       (14,859,909)       35,345,568       (16,062,225)        4,364,959       (9,621,977)
        3,657,038           267,487                --                --                --               --
    -------------     -------------     -------------     -------------     -------------     ------------
       20,620,685        (4,919,605)       41,094,508        (8,375,807)       14,886,719         (959,203)
    -------------     -------------     -------------     -------------     -------------     ------------
       (8,032,457)       (5,377,946)       (1,291,070)       (1,529,012)       (9,775,052)      (8,745,213)
       (3,043,742)       (2,701,303)       (6,299,419)      (18,174,826)               --               --
    -------------     -------------     -------------     -------------     -------------     ------------
      (11,076,199)       (8,079,249)       (7,590,489)      (19,703,838)       (9,775,052)      (8,745,213)
    -------------     -------------     -------------     -------------     -------------     ------------
      (20,354,990)       53,820,053        48,946,799         6,944,971        19,845,461       (2,613,948)
    -------------     -------------     -------------     -------------     -------------     ------------
      (10,810,504)       40,821,199        82,450,818       (21,134,674)       24,957,128      (12,318,364)
      223,493,243       182,672,044       101,701,614       122,836,288        82,421,020       94,739,384
    -------------     -------------     -------------     -------------     -------------     ------------
    $ 212,682,739     $ 223,493,243     $ 184,152,432     $ 101,701,614     $ 107,378,148     $ 82,421,020
    =============     =============     =============     =============     =============      ===========
    $   1,000,662     $   3,473,834     $     765,847     $     928,765     $     932,582     $    838,476
    =============     =============     =============     =============     =============      ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Concluded)
--------------------------------------------------------------------------------

                                                         INTERMEDIATE GOVERNMENT               LONG TERM CORPORATE BOND
                                                              BOND PORTFOLIO                          PORTFOLIO
                                                     --------------------------------      --------------------------------
                                                               FOR THE YEAR                          FOR THE YEAR
                                                            ENDED DECEMBER 31,                    ENDED DECEMBER 31,
                                                     --------------------------------      --------------------------------
        INCREASE (DECREASE) IN NET ASSETS:               1995               1994               1995               1994
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net..........................   $  16,310,570      $  16,728,923      $   8,599,710      $   8,794,942
Realized gain (loss) on investments and foreign
  currency transactions -- net....................         791,779         (9,210,294)         2,060,856         (4,901,953)
Change in unrealized appreciation/depreciation on
  investments.....................................      22,085,928        (20,469,569)        11,337,819        (10,846,549)
Change in unrealized appreciation/depreciation on
  foreign currency transactions...................              --                 --                 --                 --
                                                     -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting
  from operations.................................      39,188,277        (12,950,940)        21,998,385         (6,953,560)
                                                     -------------      -------------      -------------      -------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS
  (NOTE 1G):
Investment income -- net..........................     (16,342,303)       (16,934,443)        (8,570,923)        (8,923,319)
Realized gain on investments -- net...............              --         (9,062,228)                --         (4,821,218)
In excess of realized gain in
  investments -- net..............................              --           (324,731)                --                 --
                                                     -------------      -------------      -------------      -------------
Net decrease in net assets resulting from
  dividends and distributions to shareholders.....     (16,342,303)       (26,321,402)        (8,570,923)       (13,744,537)
                                                     -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from
  capital share transactions......................      (2,116,693)       (26,611,957)          (272,791)        (6,744,452)
                                                     -------------      -------------      -------------      -------------
NET ASSETS:
Total increase (decrease) in net assets...........      20,729,281        (65,884,299)        13,154,671        (27,442,549)
Beginning of year.................................     218,610,727        284,495,026        111,878,213        139,320,762
                                                     -------------      -------------      -------------      -------------
End of year*......................................   $ 239,340,008      $ 218,610,727      $ 125,032,884      $ 111,878,213
                                                     =============      =============      =============      =============
*Undistributed investment income -- net...........   $   1,268,721      $   1,300,454      $     660,045      $     631,258
                                                     =============      =============      =============      =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             MONEY RESERVE PORTFOLIO                MULTIPLE STRATEGY PORTFOLIO             NATURAL RESOURCES PORTFOLIO
       -----------------------------------     -------------------------------------     ---------------------------------
                  FOR THE YEAR                             FOR THE YEAR                            FOR THE YEAR
               ENDED DECEMBER 31,                       ENDED DECEMBER 31,                      ENDED DECEMBER 31,
       -----------------------------------     -------------------------------------     ---------------------------------
            1995                1994                 1995                 1994                1995               1994
       -------------------------------------------------------------------------------------------------------------------
        $  31,760,188       $  22,412,034       $   38,707,984       $   34,291,112       $    484,231       $    477,313
              271,802               1,825          117,255,473           67,745,547            767,873           (165,775)
              916,942            (687,566)          25,713,410         (163,387,087)         1,550,026           (494,368)
                   --                  --              (20,714)             106,729                440                 45
       --------------      --------------      ---------------      ---------------      -------------      -------------
           32,948,932          21,726,293          181,656,153          (61,243,699)         2,802,570           (182,785)
       --------------      --------------      ---------------      ---------------      -------------      -------------
          (31,760,188)        (22,412,034)         (32,928,344)         (36,928,856)          (474,128)          (444,638)
             (271,802)             (1,825)         (72,889,967)        (134,514,526)                --                 --
                   --                  --                   --                   --                 --                 --
       --------------      --------------      ---------------      ---------------      -------------      -------------
          (32,031,990)        (22,413,859)        (105,818,311)        (171,443,382)          (474,128)          (444,638)
       --------------      --------------      ---------------      ---------------      -------------      -------------
          (16,470,480)         37,969,893           11,435,787           77,433,705         (2,748,349)         3,645,242
       --------------      --------------      ---------------      ---------------      -------------      -------------
          (15,553,538)         37,282,327           87,273,629         (155,253,376)          (419,907)         3,017,819
          583,992,469         546,710,142        1,082,082,907        1,237,336,283         21,454,644         18,436,825
       --------------      --------------      ---------------      ---------------      -------------      -------------
        $ 568,438,931       $ 583,992,469       $1,169,356,536       $1,082,082,907       $ 21,034,737       $ 21,454,644
       ==============      ==============      ===============      ===============      =============       ============
        $          --       $          --       $   21,714,389       $   13,610,733       $    208,783       $    203,891
       ==============      ==============      ===============      ===============      =============       ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    BALANCED PORTFOLIO
                                                             ----------------------------------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
        INCREASE (DECREASE) IN NET ASSET VALUE:                1995          1994          1993          1992          1991
-----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................     $  13.27      $  14.62      $  13.70      $  13.29      $  11.78
                                                             --------      --------      --------      --------      --------
Investment income -- net................................          .60           .61           .50           .47           .60
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net..............         2.07         (1.21)         1.35           .38          1.77
                                                             --------      --------      --------      --------      --------
Total from investment operations........................         2.67          (.60)         1.85           .85          2.37
                                                             --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net................................         (.62)         (.53)         (.75)         (.26)         (.68)
Realized gain on investments -- net.....................         (.46)         (.22)         (.18)         (.18)         (.18)
                                                             --------      --------      --------      --------      --------
Total dividends and distributions.......................        (1.08)         (.75)         (.93)         (.44)         (.86)
                                                             --------      --------      --------      --------      --------
Net asset value, end of year............................     $  14.86      $  13.27      $  14.62      $  13.70      $  13.29
                                                             ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................       21.59%        (4.28%)       14.31%         6.67%        20.95%
                                                             ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................         .38%          .40%          .43%          .48%          .50%
                                                             ========      ========      ========      ========      ========
Expenses................................................         .38%          .40%          .43%          .48%          .50%
                                                             ========      ========      ========      ========      ========
Investment income -- net................................        4.47%         4.28%         3.72%         4.40%         4.91%
                                                             ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................     $ 97,181      $ 75,893      $ 88,018      $ 56,080      $ 38,128
                                                             ========      ========      ========      ========      ========
Portfolio turnover......................................       32.92%        46.94%        25.38%        33.15%        58.77%
                                                             ========      ========      ========      ========      ========

------------
 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CAPITAL STOCK PORTFOLIO
    -----------------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31,
    -----------------------------------------------------------------
      1995          1994          1993          1992          1991
    -----------------------------------------------------------------
    $   21.64     $   25.73     $   23.22     $   23.39     $   19.65
    ---------     ---------     ---------     ---------     ---------
          .41           .29           .33           .39           .45
         3.70         (1.50)         3.41           .16          4.97
    ---------     ---------     ---------     ---------     ---------
         4.11         (1.21)         3.74           .55          5.42
    ---------     ---------     ---------     ---------     ---------
         (.34)         (.28)         (.59)         (.20)         (.54)
        (1.53)        (2.60)         (.64)         (.52)        (1.14)
    ---------     ---------     ---------     ---------     ---------
        (1.87)        (2.88)        (1.23)         (.72)        (1.68)
    ---------     ---------     ---------     ---------     ---------
    $   23.88     $   21.64     $   25.73     $   23.22     $   23.39
    =========     =========     =========     =========     =========
       20.73%        (5.12%)       17.01%         2.47%        29.05%
    =========     =========     =========     =========     =========
         .41%          .39%          .38%          .41%          .40%
    =========     =========     =========     =========     =========
         .41%          .39%          .38%          .41%          .40%
    =========     =========     =========     =========     =========
        1.98%         1.32%         1.43%         1.89%         2.27%
    =========     =========     =========     =========     =========
    $ 252,957     $ 206,647     $ 223,971     $ 202,417     $ 177,604
    =========     =========     =========     =========     =========
      130.54%        71.19%       100.12%        74.89%        63.90%
    =========     =========     =========     =========     =========

                        GLOBAL STRATEGY PORTFOLIO
    ----------------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------
      1995+         1994          1993          1992          1991
    ----------------------------------------------------------------
    $   14.54     $   15.42     $   13.23     $  13.16      $  12.00
    ---------     ---------     ---------     --------      --------
          .52           .47           .36          .39           .41
          .94          (.71)         2.61         (.01)         1.60
    ---------     ---------     ---------     --------      --------
         1.46          (.24)         2.97          .38          2.01
    ---------     ---------     ---------     --------      --------
         (.55)         (.41)         (.60)        (.17)         (.85)
         (.20)         (.23)         (.18)        (.14)           --
    ---------     ---------     ---------     --------      --------
         (.75)         (.64)         (.78)        (.31)         (.85)
    ---------     ---------     ---------     --------      --------
    $   15.25     $   14.54     $   15.42     $  13.23      $  13.16
    =========     =========     =========     ========      ========
       10.44%        (1.62%)       23.73%        3.00%        17.50%
    =========     =========     =========     ========      ========
         .44%          .48%          .45%         .50%          .50%
    =========     =========     =========     ========      ========
         .44%          .48%          .46%         .54%          .60%
    =========     =========     =========     ========      ========
        3.59%         3.22%         3.27%        3.84%         3.86%
    =========     =========     =========     ========      ========
    $ 212,683     $ 223,493     $ 182,672     $ 52,599      $ 29,893
    =========     =========     =========     ========      ========
       26.81%        27.31%        30.53%       43.56%        93.85%
    =========     =========     =========     ========      ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                              GROWTH STOCK PORTFOLIO
                                                       ---------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSET VALUE:             1995           1994           1993           1992           1991
----------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................     $   19.20      $   24.65      $   23.98      $   23.31      $   16.28
                                                       ---------      ---------      ---------      ---------      ---------
Investment income -- net..........................           .15            .31            .32            .26            .25
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net........          6.13          (1.81)          1.63            .53           7.06
                                                       ---------      ---------      ---------      ---------      ---------
Total from investment operations..................          6.28          (1.50)          1.95            .79           7.31
                                                       ---------      ---------      ---------      ---------      ---------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................          (.23)          (.30)          (.41)          (.12)          (.28)
Realized gain on investments -- net...............         (1.19)         (3.65)          (.87)            --             --
                                                       ---------      ---------      ---------      ---------      ---------
Total dividends and distributions.................         (1.42)         (3.95)         (1.28)          (.12)          (.28)
                                                       ---------      ---------      ---------      ---------      ---------
Net asset value, end of year......................     $   24.06      $   19.20      $   24.65      $   23.98      $   23.31
                                                       =========      =========      =========      =========      =========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share................        35.35%         (6.93%)         8.63%          3.40%         45.31%
                                                       =========      =========      =========      =========      =========
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................          .38%           .40%           .38%           .42%           .42%
                                                       =========      =========      =========      =========      =========
Investment income -- net..........................          .82%          1.53%          1.35%          1.32%          1.56%
                                                       =========      =========      =========      =========      =========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)............     $ 184,152      $ 101,702      $ 122,836      $ 139,062      $ 113,715
                                                       =========      =========      =========      =========      =========
Portfolio turnover................................        87.66%        102.96%        160.29%         87.25%         60.48%
                                                       =========      =========      =========      =========      =========

------------
 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         HIGH YIELD PORTFOLIO
   -----------------------------------------------------------------
                    FOR THE YEAR ENDED DECEMBER 31,
   -----------------------------------------------------------------
     1995+          1994          1993          1992          1991
   -----------------------------------------------------------------
   $    8.53      $   9.68      $   9.10      $   8.44      $   6.98
   ---------      --------      --------      --------      --------
         .93          1.00           .94          1.03          1.02
         .46         (1.17)          .62           .64          1.47
   ---------      --------      --------      --------      --------
        1.39          (.17)         1.56          1.67          2.49
   ---------      --------      --------      --------      --------
        (.93)         (.98)         (.98)        (1.01)        (1.03)
          --            --            --            --            --
   ---------      --------      --------      --------      --------
        (.93)         (.98)         (.98)        (1.01)        (1.03)
   ---------      --------      --------      --------      --------
   $    8.99      $   8.53      $   9.68      $   9.10      $   8.44
   =========      ========      ========      ========      ========
      17.12%        (1.88%)       18.11%        20.63%        37.77%
   =========      ========      ========      ========      ========
        .38%          .41%          .43%          .44%          .46%
   =========      ========      ========      ========      ========
      10.25%        10.88%        10.17%        11.45%        12.74%
   =========      ========      ========      ========      ========
   $ 107,378      $ 82,421      $ 94,739      $ 68,034      $ 51,072
   =========      ========      ========      ========      ========
      63.39%        63.43%        73.01%        83.95%        76.34%
   =========      ========      ========      ========      ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE GOVERNMENT PORTFOLIO
                                             ---------------------------------------------------------------------
                                                                FOR THE YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:        1995+          1994+          1993           1992           1991
------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
  HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......     $   10.32      $   12.02      $   11.75      $   11.79      $   11.04
                                             ---------      ---------      ---------      ---------      ---------
Investment income -- net................           .78            .75            .83            .83            .86
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...................          1.10          (1.30)           .50           (.04)           .76
                                             ---------      ---------      ---------      ---------      ---------
Total from investment operations........          1.88           (.55)          1.33            .79           1.62
                                             ---------      ---------      ---------      ---------      ---------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net................          (.79)          (.75)          (.84)          (.83)          (.87)
Realized gain on investments -- net.....            --           (.39)          (.22)            --             --
In excess of realized gain on
  investments -- net....................            --           (.01)            --             --             --
                                             ---------      ---------      ---------      ---------      ---------
Total dividends and distributions.......          (.79)         (1.15)         (1.06)          (.83)          (.87)
                                             ---------      ---------      ---------      ---------      ---------
Net asset value, end of year............     $   11.41      $   10.32      $   12.02      $   11.75      $   11.79
                                             =========      =========      =========      =========      =========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......        18.87%         (4.78%)        11.20%          7.03%         15.57%
                                             =========      =========      =========      =========      =========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................          .38%           .37%           .36%           .40%           .39%
                                             =========      =========      =========      =========      =========
Investment income -- net................         7.22%          6.89%          6.42%          7.03%          7.82%
                                             =========      =========      =========      =========      =========
Investment income -- net, and realized
  gain on investments -- net............            --             --             --             --             --
                                             =========      =========      =========      =========      =========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)............................     $ 239,340      $ 218,611      $ 284,495      $ 269,254      $ 261,434
                                             =========      =========      =========      =========      =========
Portfolio turnover......................        57.38%        140.55%        113.61%         80.54%        138.41%
                                             =========      =========      =========      =========      =========

------------
* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       LONG TERM CORPORATE BOND PORTFOLIO
        -----------------------------------------------------------------
                         FOR THE YEAR ENDED DECEMBER 31,
        -----------------------------------------------------------------
          1995+         1994+         1993          1992          1991
        ------------------------------------------------------------------
        $   10.72     $   12.59     $   12.07     $   12.06     $   11.21
        ---------     ---------     ---------     ---------     ---------
              .83           .81           .83           .90           .96
             1.30         (1.42)          .68           .02           .85
        ---------     ---------     ---------     ---------     ---------
             2.13          (.61)         1.51           .92          1.81
        ---------     ---------     ---------     ---------     ---------
             (.83)         (.82)         (.83)         (.91)         (.96)
               --          (.44)         (.16)           --            --
               --            --            --            --            --
        ---------     ---------     ---------     ---------     ---------
             (.83)        (1.26)         (.99)         (.91)         (.96)
        ---------     ---------     ---------     ---------     ---------
        $   12.02     $   10.72     $   12.59     $   12.07     $   12.06
        =========     =========     =========     =========     =========
           20.66%        (5.13%)       13.01%         8.05%        17.01%
        =========     =========     =========     =========     =========
             .40%          .39%          .38%          .43%          .42%
        =========     =========     =========     =========     =========
            7.32%         7.16%         6.65%         7.51%         8.35%
        =========     =========     =========     =========     =========
               --            --            --            --            --
        =========     =========     =========     =========     =========
        $ 125,033     $ 111,878     $ 139,321     $ 126,864     $ 128,396
        =========     =========     =========     =========     =========
          110.49%       134.53%       110.53%        93.10%       123.58%
        =========     =========     =========     =========     =========

                            MONEY RESERVE PORTFOLIO
        ----------------------------------------------------------------
                        FOR THE YEAR ENDED DECEMBER 31,
        ----------------------------------------------------------------
          1995          1994          1993          1992        1991
        ----------------------------------------------------------------
        $    1.00     $    1.00     $    1.00     $    1.00    $   1.00
        ---------     ---------     ---------     ---------    ---------
              .06           .04           .03           .04         .06
               --            --            --            --          --
        ---------     ---------     ---------     ---------    ---------
              .06           .04           .03           .04         .06
        ---------     ---------     ---------     ---------    ---------
             (.06)         (.04)         (.03)         (.04)       (.06)
               --            --            --            --          --
               --            --            --            --          --
        ---------     ---------     ---------     ---------    ---------
             (.06)         (.04)         (.03)         (.04)       (.06)
        ---------     ---------     ---------     ---------    ---------
        $    1.00     $    1.00     $    1.00     $    1.00    $   1.00
        =========     =========     =========     =========    =========
            5.81%         4.04%         3.08%         3.77%        6.11%
        =========     =========     =========     =========    =========
             .35%          .36%          .36%          .39%         .38%
        =========     =========     =========     =========    =========
               --            --            --            --          --
        =========     =========     =========     =========    =========
            5.67%         4.00%         3.03%         3.77%        5.97%
        =========     =========     =========     =========    =========
        $ 568,439     $ 583,992     $ 546,710     $ 647,190    $ 798,020
        =========     =========     =========     =========    =========
               --            --            --            --           --
        =========     =========     =========     =========    =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                           MULTIPLE STRATEGY PORTFOLIO
                                                   ---------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSET VALUE:           1995+           1994+           1993            1992            1991
------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $     16.22     $     19.84     $     18.70     $     18.32     $     15.45
                                                   -----------     -----------     -----------     -----------     -----------
Investment income -- net.......................            .56             .50             .54             .61             .72
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net..........................           2.03           (1.39)           2.30             .17            3.13
                                                   -----------     -----------     -----------     -----------     -----------
Total from investment operations...............           2.59            (.89)           2.84             .78            3.85
                                                   -----------     -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net.......................           (.48)           (.57)           (.88)           (.32)           (.98)
Realized gain on investments -- net............          (1.09)          (2.16)           (.82)           (.08)             --
                                                   -----------     -----------     -----------     -----------     -----------
Total dividends and distributions..............          (1.57)          (2.73)          (1.70)           (.40)           (.98)
                                                   -----------     -----------     -----------     -----------     -----------
Net asset value, end of year...................    $     17.24     $     16.22     $     19.84     $     18.70     $     18.32
                                                    ==========      ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.............         17.55%          (5.05%)         16.66%           4.35%          25.97%
                                                    ==========      ==========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.................           .38%            .38%            .36%            .40%            .39%
                                                    ==========      ==========      ==========      ==========      ==========
Expenses.......................................           .38%            .38%            .36%            .40%            .39%
                                                    ==========      ==========      ==========      ==========      ==========
Investment income -- net.......................          3.44%           2.97%           2.91%           3.26%           4.17%
                                                    ==========      ==========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).........    $ 1,169,357     $ 1,082,083     $ 1,237,336     $ 1,137,022     $ 1,152,395
                                                    ==========      ==========      ==========      ==========      ==========
Portfolio turnover.............................        140.83%          68.12%          91.08%          67.71%          95.48%
                                                    ==========      ==========      ==========      ==========      ==========

------------
* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the year.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   NATURAL RESOURCES PORTFOLIO
   -----------------------------------------------------------
                 FOR THE YEAR ENDED DECEMBER 31,
   -----------------------------------------------------------
    1995         1994         1993         1992         1991
   -----------------------------------------------------------
   $  7.43      $  7.53      $  7.01      $  7.04      $  7.18
   -------      -------      -------      -------      -------
       .17          .17          .13          .21          .27
       .73         (.10)         .66         (.12)        (.14)
   -------      -------      -------      -------      -------
       .90          .07          .79          .09          .13
   -------      -------      -------      -------      -------
      (.16)        (.17)        (.27)        (.12)        (.27)
        --           --           --           --           --
   -------      -------      -------      -------      -------
      (.16)        (.17)        (.27)        (.12)        (.27)
   -------      -------      -------      -------      -------
   $  8.17      $  7.43      $  7.53      $  7.01      $  7.04
   =======      =======      =======      =======      =======
    12.22%         .88%       11.65%        1.35%        1.67%
   =======      =======      =======      =======      =======
      .47%         .50%         .50%         .50%         .50%
   =======      =======      =======      =======      =======
      .47%         .59%         .59%         .82%         .74%
   =======      =======      =======      =======      =======
     1.99%        2.23%        2.00%        2.84%        3.12%
   =======      =======      =======      =======      =======
   $21,035      $21,455      $18,437      $ 7,987      $ 8,030
   =======      =======      =======      =======      =======
    38.50%       48.16%       65.26%       32.14%       30.20%
   =======      =======      =======      =======      =======

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:
Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the bid or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

- Foreign currency options and futures -- Certain Portfolios may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts -- Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts -- Multiple Strategy and Natural Resources Portfolios may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassifications -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

aggregate average daily value of the ten combined Portfolio's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund, if in any year the aggregate ordinary operating expenses of any Portfolio exceed the most restrictive expense limitations then in effect under any state securities law or the regulations thereunder. Under the most restrictive state regulations presently in effect, MLAM is required to reimburse each Portfolio for advisory fees received by it from the Fund, to the extent that such Portfolio's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Portfolio's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. In addition, MLAM, Merrill Lynch Life Agency, Inc. and Monarch Life Insurance Co. ("Monarch") entered into an agreement which provided that Monarch will reimburse the Fund's operating expenses other than interest, taxes, brokerage fees and commissions and extraordinary items, with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets. Monarch will also reimburse MLAM for any amount MLAM is required to pay to the Fund by reduction of its fee pursuant to the expense limitation provisions of the Investment Advisory Agreement.

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $3,685 in the Balanced Portfolio, $52,307 in the Capital Stock Portfolio, $43,271 in the Global Strategy Portfolio, $21,300 in the Growth Stock Portfolio, $625 in the High Yield Portfolio, $100,566 in the Multiple Strategy Portfolio, and $924 in the Natural Resources Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 1995, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Intermediate Government Bond Portfolio $1,832; Growth Stock Portfolio $75; Balanced Portfolio $470; High Yield Portfolio $4,159; and Long-Term Corporate Bond Portfolio $4,335 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLPF&S, PSI, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were as follows:

                                                                                                             INTERMEDIATE
                                             CAPITAL          GLOBAL           GROWTH            HIGH         GOVERNMENT
                            BALANCED          STOCK          STRATEGY           STOCK           YIELD            BOND
                           PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Total Purchases........   $ 25,390,712    $ 251,255,646    $  51,176,154    $ 151,487,690    $ 78,179,420    $124,613,641
                           ===========     ============     ============     ============     ===========    ============
Total Sales............   $ 33,840,350    $ 338,195,016    $ 145,031,433    $ 114,566,023    $ 55,052,347    $126,371,050
                           ===========     ============     ============     ============     ===========    ============

                          LONG TERM
                          CORPORATE         MULTIPLE         NATURAL
                             BOND           STRATEGY        RESOURCES
                          PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------
Total Purchases........  $125,501,729    $1,233,364,788    $ 8,452,750
                         ============    ==============    ===========
Total Sales............  $121,811,083    $1,737,655,335    $11,568,605
                         ============    ==============    ===========

In the Capital Stock Portfolio, transactions in call options written for the year ended December 31, 1995 were as follows:

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                                                                             SHARES
                                  CALL OPTIONS WRITTEN                                       COVERED      PREMIUMS
------------------------------------------------------------------------------------------------------------------
Outstanding call options, beginning of year.............................................      10,000      $12,096
Options written.........................................................................      81,500      104,669
Options terminated in closing purchase transactions.....................................     (48,000)     (52,435)
Options exercised.......................................................................     (43,500)     (64,330)
                                                                                            ---------     --------
Outstanding call options, end of year...................................................          --      $    --
                                                                                            =========     ========

In the Multiple Strategy Portfolio, transactions in call options written for the year ended December 31, 1995 were as follows:

                                                                                            NUMBER OF
                                                                                             SHARES
                                  CALL OPTIONS WRITTEN                                       COVERED      PREMIUMS
------------------------------------------------------------------------------------------------------------------
Outstanding call options, beginning of year.............................................      65,000      $  77,475
Options written.........................................................................     268,000        483,048
Options terminated in closing purchase transactions.....................................    (138,000)      (152,628)
Options exercised.......................................................................    (175,000)      (378,036)
Options expired.........................................................................     (20,000)       (29,859)
                                                                                            ---------     ---------
Outstanding call options, end of year...................................................          --      $      --
                                                                                            =========     =========

As of December 31, 1995, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                                       CAPITAL          GLOBAL
                                                                                      BALANCED          STOCK          STRATEGY
                                                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Appreciated securities...........................................................   $ 10,790,201    $  15,000,019    $  15,738,957
Depreciated securities...........................................................       (332,599)      (2,011,919)      (2,281,150)
                                                                                     ===========     ============     ============
Net unrealized appreciation (depreciation).......................................   $ 10,457,602    $  12,988,100    $  13,457,807
                                                                                     ===========     ============     ============
Cost for Federal income tax purposes.............................................   $ 84,164,241    $ 241,141,763    $ 192,013,476
                                                                                     ===========     ============     ============

                                                                                      GROWTH            HIGH
                                                                                       STOCK            YIELD
                                                                                     PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Appreciated securities...........................................................  $  30,385,020    $   3,785,673
Depreciated securities...........................................................     (3,388,824)      (7,172,627)
                                                                                    ============     ============
Net unrealized appreciation (depreciation).......................................  $  26,996,196    $  (3,386,954)
                                                                                    ============     ============
Cost for Federal income tax purposes.............................................  $ 159,738,116    $ 107,800,749
                                                                                    ============     ============

                                                                                  INTERMEDIATE     LONG TERM
                                                                                   GOVERNMENT      CORPORATE         MONEY
                                                                                      BOND            BOND          RESERVE
                                                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Appreciated securities.........................................................   $ 12,108,221    $  7,351,526    $    258,229
Depreciated securities.........................................................       (817,356)       (246,212)        (17,313)
                                                                                  ============    ============    ============
Net unrealized appreciation....................................................   $ 11,290,865    $  7,105,314    $    240,916
                                                                                  ============    ============    ============
Cost for Federal income tax purposes...........................................   $224,108,927    $115,760,766    $574,223,096
                                                                                  ============    ============    ============



                                                                                    MULTIPLE         NATURAL
                                                                                    STRATEGY        RESOURCES
                                                                                   PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Appreciated securities.........................................................  $   57,469,002    $ 1,754,903
Depreciated securities.........................................................      (4,400,478)    (1,121,332)
                                                                                 ==============    ===========
Net unrealized appreciation....................................................  $   53,068,524    $   633,571
                                                                                 ==============    ===========
Cost for Federal income tax purposes...........................................  $1,119,389,445    $20,451,279
                                                                                 ==============    ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:

                                                                CAPITAL STOCK              GLOBAL STRATEGY
                                       BALANCED                   PORTFOLIO                   PORTFOLIO
                                      PORTFOLIO           -------------------------   -------------------------
                               ------------------------    REALIZED     UNREALIZED     REALIZED     UNREALIZED
                                REALIZED    UNREALIZED       GAINS         GAINS         GAINS         GAINS
                                 GAINS         GAINS       (LOSSES)      (LOSSES)      (LOSSES)      (LOSSES)
---------------------------------------------------------------------------------------------------------------
Long-term securities.........  $1,979,500   $10,457,602   $36,815,279   $12,988,100   $(2,097,000)  $13,457,807
Short-term securities........           2            --          (387)           --           (19)           --
Options......................          --            --        35,320            --            --            --
Forward foreign exchange
 contracts...................          --            --            --            --    (2,565,755)    3,911,706
Foreign currency
 transactions................          --            --       (47,375)         (371)      539,553          (783)
                               ----------   -----------   -----------   -----------   -----------   -----------
Total........................  $1,979,502   $10,457,602   $36,802,837   $12,987,729   $(4,123,221)  $17,368,730
                               ==========   ===========   ===========   ===========   ===========   ===========

                                   GROWTH STOCK
                                     PORTFOLIO                 HIGH YIELD
                             -------------------------         PORTFOLIO
                              REALIZED                   ----------------------
                                GAINS      UNREALIZED    REALIZED   UNREALIZED
                              (LOSSES)        GAINS       GAINS       LOSSES
-------------------------------------------------------------------------------
Long-term securities.........$ 4,620,804   $27,092,008   $706,740   $(3,389,111)
Short-term securities........        (16)           --        240            --
Options......................         --            --         --            --
Forward foreign exchange
 contracts...................         --            --         --            --
Foreign currency
 transactions................         --            --         --            --
                             -----------   -----------   --------   -----------
Total........................$ 4,620,788   $27,092,008   $706,980   $(3,389,111)
                              ==========   ===========   ========   ===========

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                                                     CAPITAL STOCK              GLOBAL STRATEGY
                                                      BALANCED PORTFOLIO               PORTFOLIO                   PORTFOLIO
                                                   ------------------------   -------------------------   -------------------------
               FOR THE YEAR ENDED                                 DOLLAR                      DOLLAR                      DOLLAR
                DECEMBER 31, 1995                    SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------  ----------  ------------   ----------   ------------   ----------   ------------
Shares sold......................................  1,291,948   $ 18,030,554    2,407,839   $ 51,660,671    1,806,490   $ 26,674,612
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................    494,385      6,367,607      337,836      6,916,386      776,360     11,076,199
                                                   ---------   ------------   ----------   ------------   ----------   ------------
Total issued.....................................  1,786,333     24,398,161    2,745,675     58,577,057    2,582,850     37,750,811
Shares redeemed..................................   (965,851)   (13,401,316)  (1,704,354)   (37,008,466)  (4,006,374)   (58,105,801)
                                                   ---------   ------------   ----------   ------------   ----------   ------------
Net increase (decrease)..........................    820,482   $ 10,996,845    1,041,321   $ 21,568,591   (1,423,524)  $(20,354,990)
                                                   =========   ============   ==========   ============   ==========   ============


                                                    GROWTH STOCK PORTFOLIO
                                                   -------------------------
               FOR THE YEAR ENDED                                  DOLLAR
                DECEMBER 31, 1995                    SHARES        AMOUNT
----------------------------------------------------------------------------
Shares sold......................................   5,020,010   $105,384,779
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................     426,119      7,590,489
                                                   ----------   ------------
Total issued.....................................   5,446,129    112,975,268
Shares redeemed..................................  (3,086,712)   (64,028,469)
                                                   ----------   ------------
Net increase (decrease)..........................   2,359,417   $ 48,946,799
                                                   ==========   ============

               FOR THE YEAR ENDED                                   DOLLAR                        DOLLAR
                DECEMBER 31, 1994                    SHARES         AMOUNT         SHARES         AMOUNT         SHARES
--------------------------------------------------------------------------------------------------------------------------
Shares sold......................................      796,517   $  10,927,406     3,132,708   $  70,162,822     5,777,347
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................      321,722       4,421,313     1,116,160      25,286,799       541,326
                                                   -----------   -------------   -----------   -------------   -----------
Total issued.....................................    1,118,239      15,348,719     4,248,868      95,449,621     6,318,673
Shares redeemed..................................   (1,418,737)    (19,288,798)   (3,403,477)    (75,543,585)   (2,796,991)
                                                   -----------   -------------   -----------   -------------   -----------
Net increase (decrease)..........................     (300,498)  $  (3,940,079)      845,391   $  19,906,036     3,521,682
                                                    ==========    ============    ==========    ============    ==========

               FOR THE YEAR ENDED                     DOLLAR                        DOLLAR
                DECEMBER 31, 1994                     AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------
Shares sold......................................  $  87,535,692     3,016,630   $  57,816,537
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................      8,079,249       967,756      19,703,838
                                                   -------------   -----------   -------------
Total issued.....................................     95,614,941     3,984,386      77,520,375
Shares redeemed..................................    (41,794,888)   (3,671,567)    (70,575,404)
                                                   -------------   -----------   -------------
Net increase (decrease)..........................  $  53,820,053       312,819   $   6,944,971
                                                    ============    ==========    ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

              INTERMEDIATE                   LONG TERM
               GOVERNMENT                    CORPORATE                  MONEY RESERVE
             BOND PORTFOLIO               BOND PORTFOLIO                  PORTFOLIO
        ------------------------     -------------------------     -----------------------
        REALIZED     UNREALIZED       REALIZED      UNREALIZED     REALIZED     UNREALIZED
         GAINS          GAINS          GAINS          GAINS         GAINS         GAINS
        ----------------------------------------------------------------------------------
        $791,779     $11,290,865     $2,060,856     $7,105,314           --            --
              --              --             --            --      $271,802      $240,916
              --              --             --            --            --            --
              --              --             --            --            --            --
              --              --             --            --            --            --
        --------     -----------     ----------     ----------     --------     ---------
        $791,779     $11,290,865     $2,060,856     $7,105,314     $271,802      $240,916
        ========     ===========     ==========     ==========     =========    =========

         MULTIPLE STRATEGY             NATURAL RESOURCES
             PORTFOLIO                     PORTFOLIO
    ---------------------------     -----------------------
     REALIZED       UNREALIZED      REALIZED
       GAINS           GAINS         GAINS       UNREALIZED
     (LOSSES)        (LOSSES)       (LOSSES)       GAINS
    -------------------------------------------------------
    $113,461,770    $53,068,524     $769,577      $633,571
         (4,716)             --          (62)           --
        148,606              --           --            --
             --              --           --            --
      3,649,813          (1,337)      (1,642)          484
    -----------     -----------     --------     ---------
    $117,255,473    $53,067,187     $767,873      $634,055
    ============    ===========     =========    =========

                                               INTERMEDIATE
                                              GOVERNMENT BOND               LONG TERM CORPORATE
           HIGH YIELD PORTFOLIO                  PORTFOLIO                    BOND PORTFOLIO
        ---------------------------     ---------------------------     ---------------------------
                          DOLLAR                          DOLLAR                          DOLLAR
          SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
        -------------------------------------------------------------------------------------------
         8,479,805     $ 75,386,693      1,820,237     $ 19,784,758      1,179,723     $ 13,430,499
         1,107,700        9,775,052      1,510,971       16,342,302        759,176        8,570,923
        ----------     ------------     ----------     ------------     ----------     ------------
         9,587,505       85,161,745      3,331,208       36,127,060      1,938,899       22,001,422
        (7,315,179)     (65,316,284)    (3,546,978)     (38,243,753)    (1,968,331)     (22,274,213)
        ----------     ------------     ----------     ------------     ----------     ------------
         2,272,326     $ 19,845,461       (215,770)    $ (2,116,693)       (29,432)    $   (272,791)
         =========      ===========      =========      ===========      =========      ===========

                                           MULTIPLE STRATEGY                NATURAL RESOURCES
       MONEY RESERVE PORTFOLIO                 PORTFOLIO                        PORTFOLIO
    -----------------------------     ----------------------------     ---------------------------
                       DOLLAR                           DOLLAR                           DOLLAR
      SHARES           AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
    ----------------------------------------------------------------------------------------------
    211,919,729     $ 211,919,729        979,588     $  15,902,035      3,592,635     $ 27,917,420
     32,032,115        32,032,115      7,012,948       105,818,311         61,559          474,128
   ------------     -------------     ----------     -------------     ----------     ------------
    243,951,844       243,951,844      7,992,536       121,720,346      3,654,194       28,391,548
   (260,422,324)     (260,422,324)    (6,852,014)     (110,284,559)    (3,966,476)     (31,139,897)
   ------------     -------------     ----------     -------------     ----------     ------------
    (16,470,480)    $ (16,470,480)     1,140,522     $  11,435,787       (312,282)    $ (2,748,349)
   ============      ============      =========      ============      =========      ===========

                         DOLLAR                         DOLLAR                         DOLLAR                            DOLLAR
          SHARES         AMOUNT          SHARES         AMOUNT           SHARES         AMOUNT           SHARES           AMOUNT
        ---------------------------------------------------------------------------------------------------------------------------
         6,957,804     $62,994,131      1,145,062     $ 12,193,233        617,781     $ 7,030,745      268,477,395     $268,477,395
           965,110       8,745,213      2,387,827       26,321,402      1,196,731      13,744,537       22,352,889       22,352,889
        ----------     -----------     ----------     ------------     ----------     -----------     ------------     ------------
         7,922,914      71,739,344      3,532,889       38,514,635      1,814,512      20,775,282      290,830,284      290,830,284
        (8,047,084)    (74,353,292)    (6,015,949)     (65,126,592)    (2,448,292)    (27,519,734)    (252,860,391)    (252,860,391)
        ----------     -----------     ----------     ------------     ----------     -----------     ------------     ------------
          (124,170)    $(2,613,948)    (2,483,060)   $ (26,611,957)     (633,780)    $(6,744,452)      37,969,893     $ 37,969,893
        ==========     ===========     ==========     ============     ==========     ===========     ============     ============

                        DOLLAR                         DOLLAR
        SHARES          AMOUNT          SHARES         AMOUNT
      ----------------------------------------------------------
       1,343,178     $ 22,804,677      3,662,455     $28,114,107
      10,026,362      171,443,382         60,496         444,638
      ----------     ------------     ----------     -----------
      11,369,540      194,248,059      3,722,951      28,558,745
      (7,035,582)    (116,814,354)    (3,282,644)    (24,913,503)
      ----------     ------------     ----------     -----------
       4,333,958     $ 77,433,705        440,307     $ 3,645,242
      ==========     ============     ==========     ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:
At December 31, 1995, the Fund had capital loss carryforwards of approximately $3,503,000 in the High Yield Portfolio, of which $3,154,000 expires in 1998, and $349,000 expires in 1999; $8,604,000 in the Intermediate Government Bond Portfolio, of which $7,516,000 expires in 2002 and $1,088,000 expires in 2003; $2,841,000 in the Long Term Corporate Bond Portfolio, all of which expires in 2002; $11,511,000 in the Natural Resources Portfolio, of which $7,809,000 expires in 1996, $2,063,000 expires in 1997, $1,187,000 expires in 1998,
$155,000 expires in 1999, and $297,000 expires in 2000. These amounts will be available to offset like amounts of any future taxable capital gains.

6. COMMITMENTS:
At December 31, 1995, the Natural Resources Portfolio had entered into foreign exchange contracts under which it agreed to purchase various foreign currencies with values of approximately $75,500. The Capital Stock Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio had entered into foreign exchange contracts under which it agreed to sell various foreign currencies with values of approximately $149,800, $129,200, and $506,400, respectively.

7. LOANED SECURITIES:
At December 31, 1995, the Intermediate Government Bond Portfolio held US Treasury Notes having an aggregate value of approximately $23,578,000 as collateral for portfolio securities loaned having a market value of approximately $23,045,000; the Long Term Corporate Bond Portfolio held US Treasury Notes having an aggregate value of approximately $1,824,000 as collateral for portfolio securities loaned having a market value of approximately $1,766,000.

8. SUBSEQUENT EVENT:
On January 2, 1996, the Board of Directors declared dividends and distributions per share payable on January 2, 1996 to shareholders of record as of December 29, 1995 as follows:

                                                                                     NET INVESTMENT       REALIZED
                                                                                         INCOME         CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------
PORTFOLIO
Balanced Portfolio...............................................................       $.297572          $ .302721
Capital Stock Portfolio..........................................................        .216003           3.479302
Global Strategy Portfolio........................................................        .391332            .094099
Growth Stock Portfolio...........................................................        .100032            .587772
Multiple Strategy Portfolio......................................................        .320185           1.670257
Natural Resources Portfolio......................................................        .081190                 --
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Merrill Lynch Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 15, 1996

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

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director
JACK B. SUNDERLAND-Director
STEPHEN B. SWENSRUD-Director
J. THOMAS TOUCHTON-Director
N. JOHN HEWITT-Senior Vice President
ALEX BOUZAKIS-Vice President
DONALD C. BURKE-Vice President
LAWRENCE R. FULLER-Vice President
JAY C. HARBECK-Vice President
JOEL HEYMSFELD-Vice President
JOSEPH T. KENNEY-Vice President
VINCENT T. LATHBURY III-Vice President
PETER A. LEHMAN-Vice President
THOMAS R. ROBINSON-Vice President
JACQUELINE ROGERS-Vice President
ALDONA SCHWARTZ-Vice President
WILLIAM WILDE-Vice President
GERALD M. RICHARD-Treasurer
MICHAEL J. HENNEWINKEL-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

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

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Money Reserve Portfolio, the Portfolio seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Portfolio is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

59828-12/95